EXHIBIT 99.1

                                                                   Exhibit 99.1




===============================================================================


                                  CWABS, INC.
                                   Depositor




                          COUNTRYWIDE HOME LOANS, INC.
                          Sponsor and Master Servicer




                    CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 2004-I
                                   the Trust




                              JPMORGAN CHASE BANK
                               Indenture Trustee


                        --------------------------------

                          SALE AND SERVICING AGREEMENT
                         Dated as of September 29, 2004

                        --------------------------------



                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES

                                 SERIES 2004-I


===============================================================================


                               Table of Contents
                                                                          Page
                                                                          ----

                                   ARTICLE I
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions. ............................................................................1
Section 1.02. Other Terms. ............................................................................1
Section 1.03. Rules of Construction. ..................................................................1
Section 1.04. Interest Calculations. ..................................................................2

                                   ARTICLE II
                  CONVEYANCE OF MORTGAGE LOANS; TAX TREATMENT

Section 2.01. Conveyance of Mortgage Loans; Retention of Obligation to Fund
                Advances Under Credit Line Agreements..................................................3
Section 2.02. Acceptance by Indenture Trustee. ........................................................6
Section 2.03. Representations, Warranties, and Covenants Regarding the Master Servicer. ...............8
Section 2.04. Representations and Warranties of the Sponsor Regarding the
                Mortgage Loans; Retransfer of Certain Mortgage Loans...................................9
Section 2.05. Covenants of the Depositor. ............................................................20
Section 2.06. Transfers of Mortgage Loans at Election of Transferor. .................................21
Section 2.07. Tax Treatment. .........................................................................22
Section 2.08. Representations and Warranties of the Depositor. .......................................22

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. The Master Servicer. ...................................................................22
Section 3.02. Collection of Certain Mortgage Loan Payments; Establishment of Accounts. ...............26
Section 3.03. Deposits to Payment Account. ...........................................................27
Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. .........................28
Section 3.05. Assumption and Modification Agreements. ................................................28
Section 3.06. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans. .......29
Section 3.07. Indenture Trustee to Cooperate. ........................................................30
Section 3.08. Servicing Compensation; Payment of Certain Expenses by Master Servicer. ................31
Section 3.09. Annual Statement as to Compliance. .....................................................31
Section 3.10. Annual Servicing Report. ...............................................................32
Section 3.11. Access to Certain Documentation and Information Regarding the Mortgage Loans. ..........32
Section 3.12. Maintenance of Certain Servicing Insurance Policies. ...................................32


                                       i



Section 3.13. Reports to the Securities and Exchange Commission. .....................................33
Section 3.14. Tax Treatment. .........................................................................33
Section 3.15. Information Required by the Internal Revenue Service Generally and
                Reports of Foreclosures and Abandonments of Mortgaged Property........................33

                                   ARTICLE IV
                             SERVICING CERTIFICATE

Section 4.01. Servicing Certificate. .................................................................33
Section 4.02. Acknowledgement and Cooperation. .......................................................36
Section 4.03. Optional Advances of the Master Servicer. ..............................................36
Section 4.04. Statements to Noteholders. .............................................................37

                                   ARTICLE V
              THE MASTER SERVICER, THE SPONSOR, AND THE DEPOSITOR

Section 5.01. Liability of the Sponsor, the Master Servicer, and the Depositor. ......................39
Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the
                 Master Servicer or the Depositor.....................................................39
Section 5.03. Limitation on Liability of the Master Servicer and Others. .............................39
Section 5.04. Master Servicer Not to Resign. .........................................................40
Section 5.05. Delegation of Duties. ..................................................................40
Section 5.06. Indemnification by the Master Servicer. ................................................41
Section 5.07. Credit Enhancer's Rights Regarding Actions, Proceedings, or Investigations. ............41

                                   ARTICLE VI
                             SERVICING TERMINATION

Section 6.01. Events of Servicing Termination. .......................................................42
Section 6.02. Indenture Trustee to Act; Appointment of Successor. ....................................44
Section 6.03. Notification to Noteholders and the Transferor. ........................................45

                                  ARTICLE VII
                                  TERMINATION

Section 7.01. Termination. ...........................................................................45

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

Section 8.01. Amendment. .............................................................................46
Section 8.02. Governing Law. .........................................................................47
Section 8.03. Notices. ...............................................................................47
Section 8.04. Severability of Provisions. ............................................................49
Section 8.05. Assignment. ............................................................................49
Section 8.06. Third-Party Beneficiaries. .............................................................49


                                      ii



Section 8.07. Counterparts. ..........................................................................49
Section 8.08. Effect of Headings and Table of Contents. ..............................................49


EXHIBIT A - MORTGAGE LOAN SCHEDULE...................................................................A-1
EXHIBIT B - FORM OF CREDIT LINE AGREEMENT............................................................B-1
EXHIBIT C - LETTER OF REPRESENTATIONS................................................................C-1
EXHIBIT D - FORM OF REQUEST FOR RELEASE..............................................................D-1
EXHIBIT E - STANDARD & POOR'S GLOSSARY...............................................................E-1
ANNEX 1        DEFINITIONS.......................................................................ANN-1-1
ANNEX 2        ADOPTION ANNEX....................................................................ANN-2-1


     This SALE AND SERVICING AGREEMENT, dated as of September 29,, 2004, among CWABS, INC., as depositor, COUNTRYWIDE HOME LOANS, INC., as sponsor and master servicer, CWABS REVOLVING HOME EQUITY LOAN TRUST, SERIES 2004-I, and JPMORGAN CHASE BANK, as Indenture Trustee,


                                WITNESSETH THAT:

     The parties agree as follows:

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.01. Definitions.

     Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined in Annex 1.

     Section 1.02. Other Terms.

     Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Indenture. Defined terms that are used only in one section or only in another definition may be omitted from the list of defined terms in Annex 1. Defined terms used in this Agreement are sometimes defined after their first use without a reference such as "(as hereinafter defined)." Defined terms include, as appropriate, all genders and the plural as well as the singular.

     Section 1.03. Rules of Construction.

     Except as otherwise expressly provided in this Agreement or unless the context otherwise clearly requires:

     (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 3.01(B)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

     (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

     (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available and things may happen from time to time.

     (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

     (e) A reference to "a thing" or "any of a thing" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any of a thing" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until something occurs" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has past. The word indemnify is used to include its dictionary sense of hold harmless. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

     (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the UCC are used in this Agreement as defined in the UCC.

     (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" or "beginning" means "from and including," the word "after" means "from but excluding," the words "to" or "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

     (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 1.04. Interest Calculations.

     All calculations of interest on the Asset Balance of a Mortgage Loan under this Agreement are on a daily basis using a 365-day year. All calculations of interest on the Notes are on the basis of the actual number of days in an Interest Period and a year of 360 days. The calculation of the Servicing Fee is on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated under this Agreement are rounded to the nearest cent with one-half of one cent being rounded down.

                                  ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS; TAX TREATMENT

     Section 2.01. Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.

     (a) Concurrently with the execution and delivery of this Agreement, the Depositor hereby transfers to the Trust without recourse (subject to Sections
2.02 and 2.04) all of its right, title, and interest in

          (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (iii) the Depositor's rights under the Purchase Agreement;

          (iv) the Depositor's rights under the hazard insurance policies;

          (v) all rights under any guaranty executed in connection with a Mortgage Loan;

          (vi) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

          (vii) all proceeds of the foregoing.

This transfer to the Trust is to the Owner Trustee, on behalf of the Trust, and each reference in this Agreement to this transfer shall be construed accordingly. In addition, by the Closing Date, the Depositor shall cause the Credit Enhancer to deliver the Policy to the Indenture Trustee for the benefit of the Noteholders.

     (b) Reserved.

     (c) Additional Balances; Future Fundings. Additional Balances shall be part of the Asset Balance and are hereby transferred to the Trust on the Closing Date pursuant to this Section 2.01, and therefore are part of the Trust property. Neither the Owner Trustee nor the Trust nor the Indenture Trustee assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the mortgagor under it, and neither the Trust nor the Owner Trustee nor the Indenture Trustee may fund these future advances.

     (d) Delayed Delivery. In connection with the transfer under Section 2.01(a) by the Depositor, the Depositor shall effect delivery of the Mortgage Loan Schedule to the Trust and the Indenture Trustee by the Closing Date and delivery of the Mortgage
Files to the Trust, and the Trust shall deliver them to the Indenture Trustee,

          (i) no later than the Closing Date, with respect to no less than 50% of the Mortgage Loans,

          (ii) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Mortgage Loans in addition to those delivered on the Closing Date, and

          (iii) within thirty days following the Closing Date, with respect to the remaining Mortgage Loans.

     (e) Substitution and Repurchase. If the Indenture Trustee does not receive the Mortgage File for any Mortgage Loan as required by Section 2.01(e), that Mortgage Loan shall automatically be retransferred to the Sponsor, subject to the conditions in Section 2.02(b) (as if that Mortgage Loan were otherwise subject to these provisions). If a Transfer Deficiency results, the Sponsor shall substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan within five Business Days of notification of the Transfer Deficiency by the Indenture Trustee or, if unable to effect this substitution, deposit into the Collection Account the Transfer Deposit Amount in immediately available funds equal to the Transfer Deficiency (or effect a combination of substitution and deposit). This substitution or deposit shall be accomplished in the manner specified in, and have the effect specified in, Section 2.02(b) (as if the related Mortgage Loan were otherwise subject to these provisions).

     (f) Mark Records. The Sponsor hereby confirms to the Owner Trustee and the Indenture Trustee that it has caused the portions of the Electronic Ledgers relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trust at the direction of the Depositor. The Master Servicer hereby confirms to the Owner Trustee and the Indenture Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that those Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with this Agreement.

     (g) UCC Filings. The Depositor and the Trust agree (subject to paragraph
(i) below) to effect any actions and execute any documents necessary to perfect and protect the Trust's, the Indenture Trustee's, the Noteholders', and the Credit Enhancer's interests in each Cut-off Date Asset Balance and Additional Balances and their proceeds, including filing all necessary Continuation Statements for the UCC-1 Financing Statements filed in the State of Delaware (which shall have been filed by the Closing Date) describing the Cut-off Date Asset Balances and Additional Balances and naming the Depositor as debtor and the Trust as secured party or naming the Trust as debtor and the Indenture Trustee as secured party and any amendments to UCC-1 Financing Statements required to reflect a change in the UCC or in the name or organizational structure of the Depositor or the Trust or the filing of any additional UCC-1 Financing Statements due to the change in the state of organization of the Depositor or the Trust (within 30 days of any event necessitating the filing).

     (h) Sponsor Rating Downgrade. If either an Event of Servicing Termination has occurred and not been waived or the long term senior unsecured corporate debt rating of Countrywide Home Loans, Inc. falls below "BBB" by Standard & Poor's or "Baa2" by Moody's, then as promptly as practicable but in any case within 90 days of the event, the Master Servicer shall, at its expense, either

             (x) request that the Indenture Trustee deliver to it the original Assignment of Mortgage previously delivered to the Indenture Trustee pursuant to Section 2.01(e) and then record the Assignment of Mortgage in favor of the Indenture Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records.

             (y) deliver to the Indenture Trustee an Opinion of Counsel addressed to the Indenture Trustee and the Credit Enhancer to the effect that recording is not required to protect the Indenture Trustee's interest in the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority Security Interest in favor of the Indenture Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing) and the Credit Enhancer, or

             (z) cause the MERS(R) System to indicate (and provide evidence to the Indenture Trustee that it has done so) that the Mortgage Loans have been assigned by the Trust to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders and the Credit Enhancer by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in the MERS computer files (a) the appropriate code that identifies the Indenture Trustee in the field for identifying the assignee and (b) the appropriate code that has been assigned to identify the Notes to the MERS(R) System in the field "Pool Field" identifying the Notes issued in connection with the Mortgage Loans.

     (i) Sale Treatment. Notwithstanding the characterization of the Notes as debt of the Transferor for federal, state, and local income and franchise tax purposes, the transfer of the Mortgage Loans is a sale by the Sponsor to the Depositor and by the Depositor to the Trust of all the Sponsor's and then all the Depositor's interest in the Mortgage Loans and other property described above. From the time the Notes are issued until such time as all or a portion of the Notes are sold to one or more unaffiliated parties, the Sponsor will report the transfer of the Mortgage Loans and the related Additional Balances to the Depositor as a transfer of assets in exchange for beneficial interests in the form of asset-backed securities and servicing rights. If the transfer were to be characterized as a transfer for security and not as a sale, however, then the Depositor hereby grants to the Trust a Security Interest in all of the Depositor's right, title, and interest in the Mortgage Loans whether existing now or in the future, all monies due or to become due on the Mortgage Loans, and all their proceeds; and this Agreement shall constitute a Security Agreement under applicable law.

     Section 2.02. Acceptance by Indenture Trustee.

     (a) On the Closing Date, the Custodian shall execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) the Initial Certification pursuant to the Custodial Agreement. If Mortgage Loans have been delivered after the Closing Date pursuant to Section 2.01(e), the Custodian shall execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) a Delay Delivery Certification pursuant to the Custodial Agreement within the period specified in the Custodial Agreement. Within 180 days after the Closing Date, Custodian shall deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) a Final Certification pursuant to the Custodial Agreement. The Sponsor shall correct any defect noted in the Final Certification within 90 days of its receipt.

     (b) All interest of the Trust in the Mortgage Loan shall be retransferred without recourse, representation, or warranty to the Sponsor and the Asset Balance of the Mortgage Loan shall be deducted from the Loan Balance on the next Business Day after the Transfer Deposit Amount is deposited to the Collection Account and any other applicable requirements are satisfied if

          (i) the time to correct any defect in any Mortgage Loan noted on the Final Certification has expired,

          (ii) the Trust ever incurs any loss on any Mortgage Loan because any document in its Mortgage File is defective, or

          (iii) an Assignment of Mortgage to the Indenture Trustee has not been recorded in accordance with Section 2.01(i) and the Mortgage Loan is not registered on the MERS(R) System.

Interest accrued on the Asset Balance of the Mortgage Loan to the end of the related Collection Period shall be the property of the Trust.

     The Indenture Trustee shall determine if reducing the relevant Loan Balance by the Asset Balance of the retransferred Mortgage Loan would cause a Transfer Deficiency. If so, the Indenture Trustee shall notify the Sponsor of the deficiency, and within five Business Days after the retransfer the Sponsor shall either

             (x) substitute an Eligible Substitute Mortgage Loan,


             (y) deposit into the Collection Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency, or

             (z) do a combination of both (x) and (y) above.

The reduction or substitution and the actual payment of any Transfer Deposit Amount shall be payment in full for the Mortgage Loan.

     The Owner Trustee shall execute any documents of transfer presented by the Sponsor, without recourse, representation, or warranty, and take any other actions reasonably requested by the Sponsor to effect the transfer by the Trust of the Defective
Mortgage Loan pursuant to this Section on receipt of any Eligible Substitute Mortgage Loan or notice from a Servicing Officer to the effect that the Transfer Deposit Amount for a Defective Mortgage Loan has been deposited into the Collection Account or, if the Transferor Interest is not reduced below the greater of the Minimum Transferor Interest and the Required Transferor Subordinated Amount as a result of the retransfer of a Defective Mortgage Loan, as promptly as practicable following the transfer. The sole remedy of the Noteholders, the Transferor, the Owner Trustee, the Indenture Trustee, and the Credit Enhancer against the Sponsor for the transfer of a Defective Mortgage Loan to the Trust is the Sponsor's obligation to accept a transfer of a Defective Mortgage Loan and to either convey an Eligible Substitute Mortgage Loan or to make a deposit of any Transfer Deposit Amount into the Collection Account. The foregoing shall not preclude the Credit Enhancer from pursuing any independent remedies or rights it has against the Sponsor under Section 3.04(b) of the Insurance Agreement, Section 5.12(b) of the Indenture, and Section 9.02 of the Trust Agreement.

     Promptly following the transfer of any Defective Mortgage Loan or Eligible Substitute Mortgage Loan from or to the Trust pursuant to this Section, the Master Servicer shall amend the Mortgage Loan Schedule, deliver the amended Mortgage Loan Schedule to the Indenture Trustee, and make appropriate entries in its general account records to reflect the transfer. Following the retransfer, the Master Servicer shall appropriately mark its records to indicate that it is no longer servicing the Mortgage Loan on behalf of the Trust. The Sponsor shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect the transfer promptly following the transfer.

     Notwithstanding any other provision of this Section, a retransfer of a Defective Mortgage Loan to the Sponsor pursuant to this Section that would cause the Transferor Interest to be less than the greater of the Minimum Transferor Interest and the Required Transferor Subordinated Amount shall not occur if either the Sponsor fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Collection Account any Transfer Deposit Amount required by this Section with respect to the transfer of the Defective Mortgage Loan.

     (c) The Sponsor shall deliver to the Indenture Trustee any documents required to be held by the Indenture Trustee in accordance with Section 2.01 with respect to any Eligible Substitute Mortgage Loans. The Master Servicer shall determine the Transfer Deposit Amount in any Collection Period during which the Sponsor substitutes Eligible Substitute Mortgage Loans and the Sponsor shall deposit that amount in the Collection Account at the time of substitution. All amounts received on the Eligible Substitute Mortgage Loans during the Collection Period in which the circumstances giving rise to the substitution occur shall not be a part of the Trust and shall not be deposited by the Master Servicer in the Collection Account. All amounts received on a removed Defective Mortgage Loan during the Collection Period in which the circumstances giving rise to the substitution occur shall be a part of the Trust and shall be deposited by the Master Servicer in the Collection Account. An Eligible Substitute Mortgage Loan will be subject to the terms of this Agreement in all respects when transferred to the Trust, and the Sponsor hereby makes the representations, warranties, and covenants in Section 2.04 with respect to the Eligible Substitute Mortgage Loan as of the date of substitution.

The procedures applied by the Sponsor in selecting each Eligible
Substitute Mortgage Loan shall not be materially adverse to the interests of the Indenture Trustee, the Transferor, the Noteholders, or the Credit Enhancer.

     (d) The Custodian shall retain possession of each Mortgage File on behalf of the Indenture Trustee in accordance with the Custodial Agreement. The Master Servicer shall promptly deliver to the Indenture Trustee the originals of any other documents constituting the Mortgage File coming into its possession on their execution or receipt. Any documents to be delivered to the Indenture Trustee under this Agreement may be delivered to the Custodian acting on behalf of the Indenture Trustee.

     Section 2.03. Representations, Warranties, and Covenants Regarding the Master Servicer.

     The Master Servicer represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date:

          (i) The Master Servicer is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its business or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer.

          (ii) The Master Servicer has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute a valid and legally binding obligation of the Master Servicer enforceable in accordance with its terms.

          (iii) The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for consents, licenses, approvals or authorizations, or registrations or declarations that have been obtained or filed, as the case may be, before the Closing Date.

          (iv) The execution, delivery, and performance of this Agreement by the Master Servicer will not violate any existing law or regulation or any order or decree of any court applicable to the Master Servicer or the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound.

          (v) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement, the Indenture, or the Notes that in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by the Transaction Documents.

          (vi) If any Mortgage Loan has been registered on the MERS(R) System, the Master Servicer is a member of MERS in good standing.

     The Master Servicer covenants that it will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its credit files for the related Mortgagor for each Mortgage Loan to Equifax, Experian, and Trans Union Credit Information Company on a monthly basis.

     The representations, warranties, and covenants in this Section shall survive the transfer of the Mortgage Loans to the Trust. Upon discovery of a breach of any representation, warrant, or covenant that materially and adversely affects the interests of the Transferor, the Noteholders, or the Credit Enhancer, the person discovering the breach shall give prompt notice to the other parties and to the Credit Enhancer. The Master Servicer shall cure in all material respects any breach of any representation, warranty, or covenant within 90 days of becoming aware of it or, with the consent of a Responsible Officer of the Indenture Trustee, any longer period specified in the consent.

     Section 2.04. Representations and Warranties of the Sponsor Regarding the Mortgage Loans; Retransfer of Certain Mortgage Loans.

     (a) The Sponsor represents and warrants to the Indenture Trustee, the Trust, and the Credit Enhancer that as of the Cut-off Date, unless specifically stated otherwise:

          (i) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) this Agreement constitutes a valid and legally binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

          (ii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), either

               (A) the Purchase Agreement constitutes a valid transfer to the Depositor of all right, title, and interest of the Sponsor in the Mortgage Loans, all collections received thereon after the Cut-off Date (excluding payments due by the Cut-off Date), all proceeds of the Mortgage Loans, and any funds from time to time deposited in the Collection Account and in the Payment Account and all other property specified in Section 2.01(a) or (b), as applicable, and this Agreement constitutes a valid transfer to the Trust of the foregoing property such that, on execution of this Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust conveyed to the Trust by the Sponsor, and upon payment for the Additional Balances, the

          Purchase Agreement and this Agreement will constitute a valid transfer to the Trust of all right, title, and interest of the Sponsor in the Additional Balances, all monies due or to become due on them, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) relating to the Additional Balances free of all liens and other encumbrances, or

               (B) the Purchase Agreement or this Agreement, as appropriate, constitutes a Grant of a Security Interest to the Owner Trustee on behalf of the Trust in the property described in clause (A) above and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the Collateral. The Indenture Trustee has a first priority perfected Security Interest in the Collateral, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b), and if this Agreement constitutes the Grant of a Security Interest in the property described in clause (A) above to the Trust, the Trust has a first priority perfected Security Interest in the property, subject to the same limitations. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Depositor, and the Sponsor.

          (iii) The Sponsor has not authorized the filing of and is not aware of any financing statements against the Sponsor that include a description of collateral covering the Collateral other than any financing statement
     (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee under the Indenture, (B) that has been terminated, or (C) that names the Depositor, the Trust, or the Indenture Trustee as secured party.

          (iv) As of the Closing Date, the information in the Mortgage Loan Schedule for the Mortgage Loans is correct in all material respects. As of the applicable date of substitution for an Eligible Substitute Mortgage Loan, the information with respect to the Eligible Substitute Mortgage Loan in the Mortgage Loan Schedule is correct in all material respects. As of the date any Additional Balance is created, the information as to the Mortgage Loan identification number and the Additional Balance of that Mortgage Loan reported for inclusion in the Mortgage Loan Schedule is correct in all material respects.

          (v) The Mortgage Loans have not been assigned or pledged, and the Sponsor is their sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and immediately before the sale of the applicable Mortgage Loans to the Depositor, the Sponsor has good and marketable title, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer them pursuant to the Purchase Agreement.

          (vi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Depositor, the Sponsor was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer it pursuant to the Purchase Agreement.

          (vii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule with respect to each related Mortgage Loan, and as of the Cut-off Date or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

               (A) real estate taxes and special assessments not yet delinquent;

               (B) any first mortgage loan secured by the Mortgaged Property and specified on the Mortgage Loan Schedule;

               (C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and

               (D) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.

          (viii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.

          (ix) To the best knowledge of the Sponsor, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien against it.

          (x) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no proceeding is pending or, to the best knowledge of the Sponsor, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage and is in good repair.

          (xi) To the best knowledge of the Sponsor, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (xv).

          (xii) No Minimum Monthly Payment on a Mortgage Loan being transferred on the Closing Date is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan subsequently being transferred is more than 30 days delinquent (measured on a contractual basis) on the relevant transfer date and no more than the applicable percentage specified in the Adoption Annex of the Mortgage Loans being transferred on the Closing Date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

          (xiii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), for each Mortgage Loan, the related Mortgage File contains each of the documents specified to be included in it.

          (xiv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the related mortgage at origination (a) complied in all material respects with applicable state and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans; (b) no Mortgage Loan is classified as (1) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (2) a "high cost," "threshold," "covered," "predatory," or similar loan under any other applicable state, federal, or local law that applies to mortgage loans (or a similar classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points, or fees); and (c) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; with respect to the foregoing subsection (c), "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Glossary attached as Exhibit E (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State of jurisdiction specified in such table.

          (xv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), either a lender's title insurance policy or binder was issued or a guaranty of title customary in the relevant jurisdiction was obtained on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force.

          (xvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          (xvii) No more than the percentage specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

          (xviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of the percentage specified in the Adoption Annex.

          (xix) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no selection procedure reasonably believed by the Sponsor to be adverse to the interests of the Transferor, the Noteholders, or the Credit Enhancer was used in selecting the Mortgage Loans.

          (xx) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Sponsor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

          (xxi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

          (xxii) The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

          (xxiii) By the Closing Date (or, within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage
     Loan), the Sponsor will file UCC-1 financing statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under the Indenture.

          (xxiv) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise transferred to any person other than the Depositor, the Trust, or the Indenture

     Trustee. All financing statements filed or to be filed against the Sponsor in favor of the Depositor, the Trust, or the Indenture Trustee in connection with this Agreement, the Purchase Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Depositor, the Trust, or the Indenture Trustee."

          (xxv) As of the Closing Date, the Sponsor will have received a written acknowledgement from the Custodian that is acting solely as agent of the Indenture Trustee.

          (xxvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

          (xxvii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Sponsor has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer.

          (xxviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit B.

          (xxix) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately the number of months specified in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Mortgage Loans ranges between the percentages specified in the Adoption Annex and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex. The Gross Margins for the Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex as of the Cut-off Date. The Loan Rates on the Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Loan Rate on the Mortgage Loans is approximately the percentage specified in the Adoption Annex.

          (xxx) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

          (xxxi) No more than the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected on them.

          (xxxii) The Credit Limits on the Mortgage Loans range between approximately the dollar amounts specified in the Adoption Annex with an average of approximately the dollar amount specified in the Adoption Annex. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex and the average principal balance of the Mortgage Loans is equal to approximately the dollar amounts specified in the Adoption Annex.

          (xxxiii) Approximately the percentages specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first and second liens.

          (xxxiv) As of the Closing Date, no more than the percentage specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

          (xxxv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no default exists under any Mortgage Note or Mortgage Loan and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default under any Mortgage Note or Mortgage Loan has occurred and been waived. As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no modifications to the Mortgage Notes and Mortgage Loans have been made and not disclosed.

          (xxxvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgage Loan was originated in accordance with the Sponsor's underwriting guidelines and the Sponsor had no knowledge of any fact that would have caused a reasonable originator of mortgage loans to conclude on the date of origination of each Mortgage Loan that each such Mortgage Loan would not be paid in full when due.

          (xxxvii) To the best knowledge of the Sponsor at the time of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances.

          (xxxviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

          (xxxix) Based on the drawn balances of the Mortgage Loans, the Mortgage Loans had the characteristics set out in the Adoption Annex in respect of the following: weighted average Combined Loan-to-Value

     Ratio; range of Combined Loan-to-Value Ratios; percentage of primary residences; weighted average FICO score; range of FICO scores; Weighted Average Net Loan Rate; range of net Loan Rates; weighted average original stated term to maturity; range of original term to maturity; range of remaining term to maturity; average drawn balance; weighted average utilization ratio; percentage of the Mortgage Loans which have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

          (xl) Any Mortgage Loan that has been modified in any manner has been so modified in accordance with the policies and procedures of the Servicer and in a manner that was permitted by the Sale and Servicing Agreement, the Indenture, and any other Transaction Document.

          (xli) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934.

          (xlii) At the time each Mortgage Loan was originated, the Sponsor was an approved seller of conventional mortgage loans for Fannie Mae and Freddie Mac and was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

          (xliii) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the principal balance of the related Mortgage Loan as of the Cut-off Date or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to Fannie Mae and Freddie Mac and is in a form acceptable to Fannie Mae and Freddie Mac, which policy insures the Sponsor and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien, of the Mortgage subject to the exceptions in paragraph (vii) above.

          (xliv) At the Cut-off Date, the improvements on each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of the policy will be sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (xlv) below contain a standard mortgagee clause naming the Sponsor or the original mortgagee, and its successors in interest, as mortgagee, and the Sponsor has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor.

          (xlv) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

          (xlvi) Each Mortgage Note and the related Mortgage are genuine, and each is the valid and legally binding obligation of its maker, enforceable in accordance with its terms and under applicable law, except that (a) its enforceability may be limited by bankruptcy, insolvency, moratorium, receivership, and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of the Sponsor's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (xlvii) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

          (xlviii) To the best of the Sponsor's knowledge, all of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach on the Mortgaged Property.

          (xlix) To the best of the Sponsor's knowledge, all inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless their lack would not have a material adverse effect on the value of the Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

          (l) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of its holder adequate for the realization against the

     Mortgaged Property of the benefits of the security intended to be provided by it, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

          (li) Before the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the Sponsor, who had no interest, direct or indirect, in the Mortgaged Property or in any loan secured by the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

          (lii) Except for (A) payments in the nature of escrow payments, and
     (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Period of the first installment of principal and interest and taxes and insurance payments, the Sponsor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

          (liii) As of the Closing Date, no foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding.

          (liv) There is no homestead exemption available and enforceable that materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

          (lv) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

          (lvi) No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by Mortgaged Property located in the State of Georgia.

          (lvii) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies.

          (lviii) No subprime Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium after the third anniversary of the Mortgage Loan. No subprime Mortgage Loan originated before October 1, 2002, and no non-subprime Mortgage Loan, will impose a prepayment penalty after the fifth anniversary of the Mortgage Loan.

          (lix) The servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

          (lx) The Mortgage Loans, individually and in the aggregate, conform in all material respects to their descriptions in the Prospectus Supplement.

          (lxi) As of the Closing Date, no Mortgaged Property has been damaged by the hurricanes that struck the southeastern United States in August and September of 2004 in a manner that materially affects the value of the Mortgaged Property. Any damage to a Mortgaged Property occurring after the Closing Date as a result of the hurricanes referred to in the preceding sentence or any other hurricane, tornado, or casualty shall not result in a breach of this representation and warranty.

     If the substance of any representation and warranty in this Section made to the best of the Sponsor's knowledge or as to which the Sponsor has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Trust, the Noteholders or the Credit Enhancer in the related Mortgage Loan then, notwithstanding that the Sponsor did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty.

     (b) The representations and warranties in this Section shall survive delivery of the respective Mortgage Files to the Custodian pursuant to the Custodial Agreement and the termination of the rights and obligations of the Master Servicer pursuant to Section 5.04 or 6.02. If the Sponsor, the Depositor, the Master Servicer, the Credit Enhancer, or a Responsible Officer of the Indenture Trustee discovers a breach of any of the foregoing representations and warranties, without regard to any limitation concerning the knowledge of the Sponsor, that materially and adversely affects the interests of the Trust, the Indenture Trustee under the Indenture, the Noteholders, or the Credit Enhancer in the Mortgage Loan, the party discovering the breach shall give prompt notice to the other parties and the Credit Enhancer.

     The Sponsor shall use all reasonable efforts to cure in all material respects any breach (other than a breach of the representation and warranty in Section 2.04(a)(v)) within 90 days of becoming aware of it or shall, not later than the Business Day before the Payment Date in the month following the Collection Period in which the cure period expired (or any later date that the Indenture Trustee and the Credit Enhancer consent to), either (1) accept a transfer of the Mortgage Loan from the Trust or (2) substitute an Eligible Substitute Mortgage Loan in accordance with Section 2.02. The cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause the characteristics to comply with the related representation and warranty. Upon accepting the transfer and making any required deposit into the Collection Account or substitution of an Eligible Substitute Mortgage Loan, as the case may be, the Owner Trustee shall execute any documents of transfer presented by the Sponsor, without recourse, representation, or warranty, and take any other actions reasonably requested by the Sponsor to effect the transfer by the Trust of the Mortgage Loans.

     The sole remedy of the Noteholders, the Indenture Trustee on behalf of Noteholders, the Owner Trustee, and the Credit Enhancer against the Sponsor for the breach of a representation or warranty other than Section 2.04(a)(v) is the Sponsor's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage

Loan. If the representation and warranty in Section 2.04(a)(v) is breached, the transfer of the affected Mortgage Loans to the Trust shall be void and the Sponsor shall pay to the Trust the sum of (i) the amount of the related Asset Balances, plus accrued interest on each Asset Balance at the applicable Loan Rate to the date of payment and (ii) the amount of any loss or expense incurred by the Transferor, the Noteholders, the Trust, or the Credit Enhancer with respect to the affected Mortgage Loans. The Indenture Trustee may enforce the Sponsor's obligations under this Section in its own right or as the owner of the Trust's right to seek enforcement as the assignee of the Trust's rights under this Agreement pursuant to the Indenture.

     The Sponsor shall defend and indemnify the Indenture Trustee, the Owner Trustee, the Credit Enhancer, and the Noteholders against all reasonable costs and expenses, and all losses, damages, claims, and liabilities, including reasonable fees and expenses of counsel and the amount of any settlement entered into with the consent of the Sponsor (this consent not to be unreasonably withheld), that may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of a representation and warranty.

     Section 2.05. Covenants of the Depositor.

     The Depositor covenants that:

     (a) Security Interests. Except for the transfer under this Agreement, the Depositor will not transfer any Mortgage Loan to any other person, or create or suffer to exist any Lien on any Mortgage Loan or any interest in one, whether existing now or in the future; the Depositor will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and the Depositor will defend the right, title, and interest of the Trust in the Mortgage Loans, whether existing now or in the future, against all claims of third parties claiming through the Depositor. Nothing in this Section shall prohibit the Depositor from suffering to exist on any Mortgage Loan any Liens for municipal or other local taxes and other governmental charges if the taxes or governmental charges are not due at the time or if the Depositor is contesting their validity in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect to them.

     (b) Negative Pledge. The Depositor shall not transfer or grant a Security Interest in the Transferor Certificates except in accordance with Section 3.10 of the Trust Agreement.

     (c) Additional Indebtedness. So long as the Notes are outstanding the Depositor will not incur any debt other than debt that (i) is non-recourse to the assets of the Depositor other than the mortgage loans specifically pledged as security for the debt, (ii) is subordinated in right of payment to the rights of the Noteholders, or (iii) is assigned a rating by each of the Rating Agencies that is the same as the then current rating of the Notes.

     (d) Downgrading. The Depositor will not engage in any activity that would result in a downgrading of the Notes without regard to the Policy.

     (e) Amendment to Certificate of Incorporation. The Depositor will not amend its Certificate of Incorporation or state of incorporation without prior notice to the Rating Agencies, the Indenture Trustee, and the Credit Enhancer.

     Section 2.06. Transfers of Mortgage Loans at Election of Transferor.

     Subject to the conditions below, the Transferor may require the transfer of Mortgage Loans from the Trust to the Transferor as of the close of business on a Payment Date (the "Transfer Date"). In connection with any transfer, the Transferor Interest shall be reduced by the aggregate Asset Balances as of their Transfer Date of the Mortgage Loans transferred. On the fifth Business Day (the "Transfer Notice Date") before the Transfer Date designated in the notice, the Transferor shall give the Owner Trustee, the Indenture Trustee, the Master Servicer, and the Credit Enhancer a notice of the proposed transfer that contains a list of the Mortgage Loans to be transferred. These transfers of Mortgage Loans shall be permitted if the following conditions are satisfied:

          (i) No Rapid Amortization Event has occurred.

          (ii) On the Transfer Date the Transferor Interest (after giving effect to the removal of the Mortgage Loans proposed to be transferred) exceeds the greater of the Minimum Transferor Interest and the Required Transferor Subordinated Amount.

          (iii) The transfer of any Mortgage Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Transferor, cause a Rapid Amortization Event to occur or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event.

          (iv) By the Transfer Date, the Transferor shall have delivered to the Indenture Trustee a revised Mortgage Loan Schedule, reflecting the proposed transfer and the Transfer Date, and the Master Servicer shall have marked the Electronic Ledger to show that the Mortgage Loans transferred to the Transferor are no longer owned by the Trust.

          (v) The Transferor shall represent and warrant that the Mortgage Loans to be removed from the Trust were selected randomly.

          (vi) In connection with each transfer of Mortgage Loans pursuant to this Section, each Rating Agency and the Credit Enhancer shall have received by the related Transfer Notice Date notice of the proposed transfer of Mortgage Loans and, before the Transfer Date, each Rating Agency shall have notified the Transferor, the Indenture Trustee, and the Credit Enhancer that the transfer of Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Notes without regard to the Policy.

          (vii) The Transferor shall have delivered to the Owner Trustee, the Indenture Trustee, and the Credit Enhancer an Officer's Certificate certifying that the items in subparagraphs (i) through (vi), inclusive, have been performed or are true, as the case may be. The Owner Trustee and the Indenture Trustee may conclusively rely on the Officer's Certificate, shall have no duty to make inquiries with regard to the matters in it, and shall incur no liability in so relying.

     Upon receiving the requisite information from the Transferor, the Master Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall effect delivery to the Transferor the Mortgage File for each Mortgage Loan being so transferred, and the Indenture Trustee shall execute and deliver to the Transferor any other documents prepared by the Transferor reasonably necessary to transfer the Mortgage Loans to the Transferor. This transfer of the Trust's interest in Mortgage Loans shall be without recourse, representation, or warranty by the Indenture Trustee or the Trust to the Transferor.

     Section 2.07. Tax Treatment.

     The Depositor and the Transferor intend that the Notes will be indebtedness of the Transferor for federal, state, and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor and the Depositor agree to treat the Notes for purposes of federal, state, and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Transferor secured by the assets of the Trust and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with this treatment. The Administrator pursuant to the Administration Agreement will prepare and file all tax reports required under this Agreement on behalf of the Trust.

     Section 2.08. Representations and Warranties of the Depositor.

     The Depositor represents and warrants to the Indenture Trustee on behalf of the Noteholders and the Credit Enhancer as follows:

          (i) This Agreement constitutes a valid and legally binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms.

          (ii) Immediately before the sale and assignment by the Depositor to the Trust of each Mortgage Loan, the Depositor was the sole beneficial owner of each Mortgage Loan (insofar as the title was conveyed to it by the Sponsor) subject to no prior lien, claim, participation interest, mortgage, Security Interest, pledge, charge, or other encumbrance or other interest of any nature.

          (iii) As of the Closing Date, the Depositor has transferred all right, title, and interest in the Mortgage Loans to the Trust and, as of each applicable date of substitution, the Depositor has transferred all right, title, and interest in the Eligible Substitute Mortgage Loan to the Trust.

          (iv) The Depositor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.


                                  ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. The Master Servicer.

     The Master Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer, (i) to execute and deliver, on behalf of the Noteholders, the Trust, and the Indenture Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan. The Master Servicer shall remain responsible to the parties to this Agreement and the Credit Enhancer for its obligations under this Agreement. Any amounts received by any subservicer on a Mortgage Loan shall be considered to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer may execute and deliver, on behalf of itself, the Noteholders, and the Indenture Trustee, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties, in each case to the extent not inconsistent with this Agreement.

     At the request of a Servicing Officer, the Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement. The Master Servicer in this capacity may also consent to the placing of a lien senior to that of any mortgage on the related Mortgaged Property, if

          (i) the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and

          (ii) either

                               (a) the Loan-to-Value Ratio of the new mortgage
                      loan (without taking into account any closing costs that may be financed by the new mortgage loan) is equal to or less than the Loan-to-Value Ratio of the first mortgage loan to be replaced (for purposes of calculating the Loan-to-Value Ratio, the Valuation of the Mortgaged Property will be measured by the lesser of (A) the Valuation of the Mortgaged Property as of the Cut-off Date and (B) the Valuation of the Mortgaged Property as of the date of the refinancing referenced in clause (i)) or

                               (b) the Combined Loan-to-Value Ratio of the new
                      mortgage loan (without taking into account any closing costs that may be financed by the new mortgage loan) and the existing Mortgage Loan is equal to less than 70% (for purposes of calculating the Combined Loan-to-Value Ratio, the Valuation of the Mortgaged Property will be measured as the lesser of (A) the Valuation of the Mortgage Loan as of the Cut-off Date and (B) the Valuation of the Mortgage Loan as of the date of the refinancing referenced in clause (i).

The aggregate Asset Balance of the Mortgage Loans with respect to which the senior lien may be modified in accordance with clause (ii)(A) may not exceed 10% of the Original Note

Principal Balance and clause (ii)(B) may not exceed 40% of the Original
Note Principal Balance. The aggregate Asset Balance of all the Mortgage Loans with respect to which the senior lien may be so modified may not exceed 100% of the Original Note Principal Balance (this 100% referred to as the "Increased Senior Lien Limitation").

     The Master Servicer may also, without approval from the Rating Agencies or the Credit Enhancer, increase the Credit Limits on Mortgage Loans if

          (i) new appraisals are obtained and the weighted average Combined Loan-to-Value Ratios of the Mortgage Loans after giving effect to the increase are less than or equal to the weighted average Combined Loan-to-Value Ratios of the Mortgage Loans as of the Cut-off Date and

          (ii) the increases are consistent with the Master Servicer's underwriting policies. In addition, the Master Servicer may increase the Credit Limits on the Mortgage Loans having aggregate Asset Balances of up to an additional 5.0% of the Original Note Principal Balance, if

                (x) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of the Mortgage Loan to exceed 100%,

                (y) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of the Mortgage Loan to increase by more than 25% (for example, a Combined Loan-to-Value Ratio of 50% can be increased to 75%, a Combined Loan-to-Value Ratio of 60% can be increased to 85%, and so forth), and

                (z) the increase is consistent with the Master
        Servicer's underwriting policies.

     Furthermore, the Originator, without prior approval from the Rating Agencies or the Credit Enhancer, may solicit mortgagors for a reduction in Loan Rates. Loan Rates of Mortgage Loans having Asset Balances at the time of the proposed modification that aggregate over time not more than 5.0% of the Original Note Principal Balance may be subject to reduction. If a mortgagor notifies the Originator or the Master Servicer that it wants a reduction in Loan Rate, the Originator shall purchase the Mortgage Loan from the Trust Fund as described below. Effective immediately on the same Business Day on which the Originator delivers the Purchase Price for the relevant Mortgage Loan to the Master Servicer, all interest of the Trust in the relevant Mortgage Loan shall automatically be transferred and assigned to the Originator and all benefits and burdens of ownership of the relevant Mortgage Loan, including the right to accrued interest on it from the date of purchase and the risk of default on the Mortgage Loan, shall pass to the Originator.

     The Master Servicer shall promptly deliver to the Indenture Trustee a certification signed by a Servicing Officer to the effect that all of the requirements for a purchase of a Mortgage Loan in connection with a request by a mortgagor for a reduction in Loan Rate have been satisfied with respect to the relevant Mortgage Loan. The Originator shall deliver the Purchase Price for the relevant Mortgage Loan to the Master Servicer promptly after a mortgagor notifies the Originator or the Master Servicer that it wants a reduction in Loan Rate, and the Master Servicer shall deposit it in the Collection Account pursuant to Section 3.02 within one Business Day. Upon receipt by the Indenture Trustee of written notification of the deposit signed by a Servicing Officer, the Indenture Trustee shall release to the Originator the related Mortgage File and shall execute and deliver any instruments of transfer or assignment delivered to it for execution and reasonably acceptable to it, in each case without recourse, representation, or warranty, necessary to release the Mortgage Loan from the lien of this Indenture and vest in the Originator the Mortgage Loan previously transferred and assigned pursuant to this provision. The certification and written notification of the deposit each from a Servicing Officer may be delivered to the Indenture Trustee electronically, and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed.

     In addition, the Master Servicer may agree to changes in the terms of a Mortgage Loan at the request of the mortgagor if the changes (i) do not materially and adversely affect the interests of Noteholders, the Transferor, or the Credit Enhancer, (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer, and (iii) do not extend the maturity date of the Mortgage Loan beyond the final maturity date of the Notes.

     In addition, the Master Servicer may solicit mortgagors to change any other terms of the related Mortgage Loans if the changes (i) do not materially and adversely affect the interests of the Noteholders, the Transferor, or the Credit Enhancer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer. Nothing in this Agreement shall limit the right of the Master Servicer to solicit mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

     The Master Servicer may register any Mortgage Loan on the MERS(R) System, or cause the removal from registration of any Mortgage Loan on the MERS(R) System, and execute and deliver, on behalf of the Owner Trustee, any instruments of assignment and other comparable instruments with respect to the assignment or re-recording of a mortgage in the name of MERS, solely as nominee for the Owner Trustee and its successors and assigns.

     For so long as any Mortgage Loan is registered on the MERS(R) System, the Master Servicer shall maintain in good standing its membership in MERS and shall comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS. If any Mortgage Loans are registered on the MERS(R) System, the Master Servicer may cause MERS to execute and deliver an assignment of mortgage in recordable form to transfer any of the Mortgage Loans registered on the MERS(R) System from MERS to the Owner Trustee. The Master Servicer shall promptly notify MERS of any transfer of beneficial ownership or release of any Security Interest in any MOM Loan.

     The relationship of the Master Servicer to the Trust and the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner, or agent of the Trust or the Indenture Trustee.

     (b) If the rights and obligations of the Master Servicer are terminated under this Agreement, any successor to the Master Servicer in its sole discretion may terminate the existing subservicer arrangements with any subservicer or assume the terminated Master Servicer's rights under those subservicing arrangements to the extent permitted by applicable law and the subservicing agreements.

     Section 3.02. Collection of Certain Mortgage Loan Payments; Establishment of Accounts.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the Mortgage Loans, and shall follow the collection procedures it follows for mortgage loans in its servicing portfolio it owns comparable to the Mortgage Loans, to the extent consistent with this Agreement. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees that may be collected in the ordinary course of servicing the Mortgage Loans and (ii) arrange with a mortgagor a schedule for the payment of interest due and unpaid if the arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services. Notwithstanding any arrangement, the Mortgage Loans will be included in the information regarding delinquent Mortgage Loans in the Servicing Certificate and monthly statement to Noteholders pursuant to Section 7.04 of the Indenture.

     (b) The Master Servicer shall establish and maintain a trust account (the "Collection Account") with the title specified in the Adoption Annex. The Collection Account shall be an Eligible Account. The Master Servicer or the Sponsor, as the case may be, shall deposit or cause to be deposited within two Business Days following its receipt the following payments and collections received or made by it (without duplication):

               (1) all collections on the Mortgage Loans;

               (2) the amounts deposited to the Collection Account pursuant to
          Section 4.03;

               (3) Net Liquidation Proceeds net of any related Foreclosure
          Profit;

               (4) Insurance Proceeds; and

               (5) any amounts required to be deposited pursuant to Section
          7.01.

     No other amounts are to be deposited to the Collection Account, including amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by mortgagors, or amounts received by the Master Servicer for the accounts of mortgagors for application towards the payment of taxes, insurance premiums, assessments, excess pay off amounts, and similar items. The Master Servicer shall remit all Foreclosure Profits to the Sponsor. The Master Servicer may retain from payments of interest on the Mortgage Loans the

Servicing Fee for the Collection Period and any unreimbursed optional advance made by the Master Servicer pursuant to Section 4.03.

     The Master Servicer may make a net deposit in the Collection Account of the amounts required by this Section.

     On the Business Day before each Payment Date to the extent on deposit in the Collection Account, the Master Servicer shall withdraw from the Collection Account and remit to the Indenture Trustee, the amount to be applied on the next Payment Date by the Indenture Trustee pursuant to Section 8.03 of the Indenture, and the Indenture Trustee will deposit that amount in the Payment Account pursuant to the Indenture.

     The Indenture Trustee shall hold amounts deposited in the Payment Account as trustee for the Noteholders, the Transferor, and the Credit Enhancer. In addition, the Master Servicer shall notify the Indenture Trustee and the Credit Enhancer on each Determination Date of the amount of collections in the Collection Account to be transferred to the Payment Account and their allocation to Interest Collections and Principal Collections for the Mortgage Loans for the related Payment Date. Following this notification, the Master Servicer may withdraw from the Collection Account and retain any amounts that constitute income realized from the investment of the collections. The Master Servicer will be entitled to receive, as additional servicing compensation, income earned on the collections in the Payment Account.

     Amounts on deposit in the Collection Account will be invested in Eligible Investments maturing no later than the day before the next Payment Date at the direction of the Master Servicer. All income realized from any investment in Eligible Investments of funds in the Collection Account shall be the property of the Master Servicer and may be withdrawn from time to time from the Collection Account. Any losses incurred on these investments that reduce their principal amount shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

     Section 3.03. Deposits to Payment Account.

     The Master Servicer shall

          (i) on the Business Day before each of the first three Payment Dates, deposit in the Payment Account any shortfall in the amount required to pay the Note Interest on those Payment Dates resulting solely from the failure of certain Mortgage Loans to be fully indexed and

          (ii) on the Business Day before the first Payment Date, deposit in the Payment Account

               (A) an amount equal to the excess of the aggregate amount payable pursuant to Sections 8.03(a)(i) and (ii) of the Indenture on the first Payment Date over what the aggregate Investor Interest Collections would be if the Minimum Monthly Payments due during the first Collection Period were made on each Mortgage Loan and

               (B) any amounts representing payments on, and any collections in respect of, the Mortgage Loans received after the Cut-off Date and before the Closing Date (exclusive of payments of accrued interest due by the Cut-off Date).

     Section 3.04. Maintenance of Hazard Insurance; Property Protection
Expenses.

     The Master Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Master Servicer or the related subservicer as loss payee under it providing extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan from time to time or (ii) the combined principal balance owing on the Mortgage Loan and any mortgage loan senior to the Mortgage Loan from time to time. The Master Servicer shall also maintain on property acquired through foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements that are a part of the property or (ii) the combined principal balance owing on the Mortgage Loan and any mortgage loan senior to the Mortgage Loan at the time of the foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred.

     Amounts collected by the Master Servicer under these policies shall be deposited in the Collection Account to the extent called for by Section 3.02. The hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance when the Mortgaged Property is located in a federally designated flood area. The flood insurance shall be in the amount required under applicable guidelines of the Federal Flood Emergency Act. No other insurance need be carried on any Mortgaged Properties pursuant to this Agreement.

     Section 3.05. Assumption and Modification Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the mortgagor, the Master Servicer shall exercise its right to accelerate the maturity of the Mortgage Loan consistent with the then current practice of the Master Servicer and without regard to the inclusion of the Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Master Servicer (so long as its action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) may enter into an assumption and modification agreement with the person to whom the Mortgaged Property has been or is about to be conveyed, pursuant to which that person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable law, the mortgagor remains liable on it. The Master Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate certifying that the agreement is in compliance with this Section and by forwarding the original copy of the assumption and modification agreement to the Indenture Trustee. Any assumption and modification agreement shall be a part of the related Mortgage File. No change in the terms of the related Credit Line Agreement may be made by the Master Servicer in connection with the assumption to the extent that the change would not be permitted to be made in the original Credit Line Agreement pursuant to Section 3.01(a). Any fee collected by the Master Servicer for entering into the assumption and modification agreement will be retained by the Master Servicer as additional servicing compensation.

     Section 3.06. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

     The Master Servicer shall foreclose or otherwise comparably convert to ownership Mortgaged Properties securing defaulted Mortgage Loans when, in the opinion of the Master Servicer based on normal and usual practices and procedures, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. If the Master Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of the Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Trust to acquire title to the Mortgaged Property in a foreclosure or similar proceeding. In connection with foreclosure or other conversion, the Master Servicer shall follow the practices and procedures it deems appropriate and that are normal and usual in its general mortgage servicing activities, including advancing funds to correct a default on a related senior mortgage loan. However, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it determines that the expenditure will increase Net Liquidation Proceeds.

     If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee on behalf of Noteholders. The Master Servicer shall dispose of the Mortgaged Property as soon as practicable in a manner that maximizes its Liquidation Proceeds.

     The Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be 100% of its Asset Balance plus accrued interest on it at the applicable Loan Rate from the date through which interest was last paid by the related mortgagor to the first day of the month in which the purchase price is to be distributed to the Noteholders. The purchase price shall be deposited in the Collection Account. The Master Servicer may only exercise this right on or before the penultimate day of the calendar month in which the Mortgage Loan became 151 days delinquent. Any delinquent Mortgage Loan that becomes current but thereafter again becomes 151 days or more delinquent may be purchased by the Master Servicer pursuant to this Section.

     Upon receipt of a certificate from the Master Servicer in the form of Exhibit D, the Indenture Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the Master Servicer, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released to it and the Master Servicer shall succeed to all the Trust's interest in the Mortgage Loan and all related security and documents. This assignment shall be an assignment outright and not for security. The Master Servicer shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Credit Enhancer, the Transferor, or the Noteholders with respect to it. The certification by the Master Servicer may be delivered to the Indenture Trustee electronically, and if it is, its form may differ from Exhibit D so long as it contains the information required by Exhibit D (that is, the relevant loan number, at least one of the five reasons for requesting file as found in Exhibit D, and the acknowledgment that the Mortgage File will be held in accordance with the Sale and Servicing Agreement and will promptly be returned to the Indenture Trustee when the need for it by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred), and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed.

     Section 3.07. Indenture Trustee to Cooperate.

     By each Payment Date, the Master Servicer will notify the Indenture Trustee whenever the Asset Balance of any Mortgage Loan has been paid in full during the preceding Collection Period. A Servicing Officer shall certify that the Mortgage Loan has been paid in full and that all amounts received in connection with the payment that are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited. Upon payment in full pursuant to Section 3.01, the Master Servicer is authorized to execute an instrument of satisfaction regarding the related mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the person entitled to it.

     If the mortgage has been registered on the MERS(R) System, the Master Servicer shall cause the removal of the mortgage from registration on the MERS(R) System and execute and deliver, on behalf of the Indenture Trustee and the Noteholders, any instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with the instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account or the Payment Account.

     As appropriate for the servicing or foreclosure of any Mortgage Loan, or in connection with the payment in full of the Asset Balance of any Mortgage Loan, upon request of the Master Servicer and delivery to the Indenture Trustee of a Request for Release substantially in the form of Exhibit D signed by a Servicing Officer, the Indenture Trustee shall release the related Mortgage File to the Master Servicer and the Indenture Trustee shall execute any documents provided by the Master Servicer necessary to the prosecution of any proceedings or the taking of other servicing actions. The Request for Release by a Servicing Officer may be delivered to the Indenture Trustee electronically, and if it is, its form may differ from Exhibit D so long as it contains the information required by Exhibit D (that is, the relevant loan number, at least one of the five reasons for requesting file as found in Exhibit D, and the acknowledgment that the Mortgage File will be held in accordance with the Sale and Servicing Agreement and will promptly be returned to the Indenture Trustee when the need for it by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred), and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed. The Master Servicer shall return the Mortgage File to the Indenture Trustee when the need for it by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the Request for Release shall be released by the Indenture Trustee to the Master Servicer.

     To facilitate the foreclosure of the mortgage securing any Mortgage Loan that is in default following recordation of the assignments of mortgage in accordance with this Agreement, if so requested by the Master Servicer, the Indenture Trustee shall execute an appropriate assignment in the form provided to the Indenture Trustee by the Master Servicer to assign the Mortgage Loan for the purpose of collection to the Master Servicer or a subservicer. The assignment shall unambiguously indicate that the assignment is for the purpose of collection only. The Master Servicer will then bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, in the Collection Account. If all delinquent payments due under the Mortgage Loan are paid by the mortgagor and any other defaults are cured, then the Master Servicer shall promptly reassign the Mortgage Loan to the Indenture Trustee and return the related Mortgage File to the place where it was being maintained.

     Section 3.08. Servicing Compensation; Payment of Certain Expenses by Master Servicer.

     The Master Servicer may retain the Servicing Fee pursuant to Section 3.02 as compensation for its services in servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Master Servicer. The Master Servicer must pay all expenses incurred by it in connection with its activities under this Agreement (including payment of all other fees and expenses not expressly stated under this Agreement to be for the account of another person) and shall not be entitled to reimbursement under this Agreement except as specifically provided in this Agreement. Liquidation Expenses are reimbursable to the Master Servicer

     FIRST, from related Liquidation Proceeds and

     SECOND, from the Payment Account pursuant to Section 8.03(a)(viii) of the Indenture.

     Section 3.09. Annual Statement as to Compliance.

     (a) The Master Servicer will deliver to the Indenture Trustee, the Credit Enhancer, and the Rating Agencies, by the date in each year specified in the Adoption Annex, beginning on the date specified in the Adoption Annex, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or the applicable shorter period for the first report) and of its performance under this Agreement has been made under the officer's supervision and (ii) to the best of the officer's knowledge, based on the review, the Master Servicer has fulfilled all of its material obligations under this Agreement throughout the fiscal year, or, if there has been a default in the fulfillment of those obligations, specifying each default known to the officer and its nature and status.

     (b) Within five Business Days after obtaining knowledge of it, the Master Servicer shall notify the Indenture Trustee, the Credit Enhancer, and each of the Rating Agencies of any event that with the giving of notice or the lapse of time would become an Event of Servicing Termination by delivering an Officer's Certificate describing the event.

     Section 3.10. Annual Servicing Report.

     By the date in each year specified in the Adoption Annex, beginning on the date specified in the Adoption Annex, the Master Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Indenture Trustee, the Credit Enhancer, and each Rating Agency to the effect that the firm has examined certain documents and records relating to the servicing of mortgage loans during the most recent fiscal year then ended under sale and servicing agreements or pooling and servicing agreements (substantially similar to this Agreement, including this Agreement), that the examination was conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in the audit guide are applicable to the servicing obligations in those agreements), and that the examination has disclosed no items of noncompliance with this Agreement that, in the opinion of the firm, are material, except for the items of noncompliance described in the report.

     Section 3.11. Access to Certain Documentation and Information Regarding the Mortgage Loans.

     (a) The Master Servicer shall provide to the Indenture Trustee, the Credit Enhancer, any Noteholders or Note Owners that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC, and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the Savings Association Insurance Fund or the Bank Insurance Fund). The Master Servicer will provide access without charge but only after reasonable notice and during normal business hours at the offices of the Master Servicer. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of this obligation shall not constitute a breach of this Section.

     (b) The Master Servicer shall supply the information needed to make required distributions and to furnish required reports to Noteholders and to make any claim under the Policy, in the form the Indenture Trustee reasonably requests, to the Indenture Trustee and any Paying Agent by the start of the Determination Date preceding the related Payment Date.

     Section 3.12. Maintenance of Certain Servicing Insurance Policies.

     The Master Servicer shall during the term of its service as master servicer maintain in force (i) policies of insurance covering errors and omissions in the performance of its obligations as master servicer under this Agreement and (ii) a fidelity bond covering its officers, employees, or agents. Each policy and bond together shall comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by Fannie Mae.

     Section 3.13. Reports to the Securities and Exchange Commission.

     The Administrator shall, on behalf of the Trust, effect filing with the Securities and Exchange Commission of any periodic reports required to be filed under the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission under it. At the request of the Administrator, each of the Sponsor, the Master Servicer, the Depositor, the Indenture Trustee, and the Transferor shall cooperate with the Administrator in the preparation of these reports and shall provide to the Indenture Trustee in a timely manner all information or documentation the Indenture Trustee reasonably requests in connection with the performance of its obligations under this Section. The Master Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

     Section 3.14. Tax Treatment.

     The Transferor shall treat the Mortgage Loans as its property for all federal, state, or local tax purposes and shall report all income earned thereon (including amounts payable as fees to the Master Servicer) as its income for income tax purposes. The Master Servicer shall prepare all tax information required by law to be distributed to Noteholders. The Master Servicer shall not be liable for any liabilities, costs, or expenses of the Trust, the Noteholders, the Transferor, or the Note Owners arising under any tax law, including federal, state, or local income and franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect to any tax or arising from a failure to comply with any tax requirement).

     Section 3.15. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property.

     The Master Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code for reports of foreclosures and abandonments of any mortgaged property, the Master Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Master Servicer (i) on behalf of the Indenture Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Master Servicer shall be in form, substance, and timing sufficient to meet the reporting requirements imposed by Section 6050J of the Code.

                                  ARTICLE IV

                             SERVICING CERTIFICATE

     Section 4.01. Servicing Certificate.

     Not later than each Determination Date, the Master Servicer shall deliver
(a) to the Indenture Trustee, the data necessary to prepare the items below and the statement for

Noteholders required to be prepared pursuant to Section 4.04 and (b) to the Indenture Trustee, the Owner Trustee, the Sponsor, the Depositor, the Paying Agent, the Credit Enhancer, and each Rating Agency a Servicing Certificate (in written form or the form of computer readable media or such other form as may be agreed to by the Indenture Trustee and the Master Servicer), together with an Officer's Certificate to the effect that the Servicing Certificate is correct in all material respects, stating the related Collection Period, Payment Date, the series number of the Notes, the date of this Agreement, and:

          (i) the aggregate amount of collections received on the Mortgage Loans by the Determination Date for the related Collection Period;

          (ii) the aggregate amount of (a) Interest Collections and (b) Principal Collections for the related Collection Period;

          (iii) the Investor Floating Allocation Percentage and the Investor Fixed Allocation Percentage for the related Collection Period;

          (iv) the Investor Interest Collections and Investor Principal Collections for the related Collection Period;

          (v) the Interest Collections that are not Investor Interest Collections and Transferor Principal Collections for the related Collection Period;

          (vi) the Note Interest and the applicable Note Rate for the Notes for the related Interest Period;

          (vii) the amount of the Note Interest that is not payable to the Noteholders because of insufficient Investor Interest Collections;

          (viii) the Unpaid Investor Interest Shortfall and the amount of interest on the shortfall at the applicable Note Rate applicable from time to time (separately stated) to be distributed on the related Payment Date;

          (ix) the remaining Unpaid Investor Interest Shortfall after the distribution on the related Payment Date;

          (x) the amount of any Basis Risk Carryforward in the distribution;

          (xi) the amount of the remaining Basis Risk Carryforward after giving effect to the related distribution;

          (xii) the Accelerated Principal Payment Amount and the portion of it that will be distributed pursuant to Section 8.03(a)[(vi)] of the Indenture;

          (xiii) the Scheduled Principal Collections Payment Amount, separately stating its components;

          (xiv) the amount of any Transfer Deposit Amount paid by the Sponsor or the Depositor pursuant to Section 2.02 or 2.04;

          (xv) any accrued Servicing Fees for the Mortgage Loans for previous Collection Periods and the Servicing Fee for the related Collection Period;

          (xvi) the Investor Loss Amount for the related Collection Period;

          (xvii) the aggregate amount of Investor Loss Reduction Amounts for previous Payment Dates that have not been previously reimbursed to the Holders of the Notes pursuant to Section 8.03(a)[(iv)] of the Indenture;

          (xviii) the aggregate Asset Balance of the Mortgage Loans as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

          (xix) [Deleted];

          (xx) the Note Principal Balance and loan factor after giving effect to the distribution on the related Payment Date and to any reduction because of the Investor Loss Amount;

          (xxi) the Transferor Interest and the Available Transferor Subordinated Amount after giving effect to the distribution on the Payment Date;

          (xxii) the aggregate amount of Additional Balances created on the Mortgage Loans during the previous Collection Period;

          (xxiii) the number and aggregate Asset Balances of Mortgage Loans
     (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

          (xxiv) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying the Rapid Amortization Event if one has occurred;

          (xxv) whether an Event of Servicing Termination has occurred since the prior Determination Date, specifying the Event of Servicing Termination if one has occurred;

          (xxvi) the amount to be distributed to the Credit Enhancer pursuant to Section 8.03(a)[(v)] and Section 8.03(a)[(vii)] of the Indenture, stated separately;

          (xxvii) the Guaranteed Principal Payment Amount for the Payment
     Date;

          (xxviii) the Credit Enhancement Draw Amount for the related Payment Date;

          (xxix) the amount to be distributed to the Transferor pursuant to
     Section 8.03(a)[(x)] of the Indenture;

          (xxx) the amount to be paid to the Master Servicer pursuant to
     Section 8.03(a)[(viii)] of the Indenture;

          (xxxi) the Maximum Rate for the related Collection Period and the Weighted Average Net Loan Rate for the Mortgage Loans;

          (xxxii) the expected amount of any optional advances pursuant to
     Section 4.03 by the Master Servicer included in the distribution on the related Payment Date and the aggregate expected amount of optional advances pursuant to Section 4.03 by the Master Servicer outstanding as of the close of business on the related Payment Date;

          (xxxiii) the related Available Subordinated Transferor Amount after giving effect to the distribution to be made on the related Payment Date;

          (xxxiv) the number and principal balances of any Mortgage Loans transferred to the Transferor pursuant to Section 2.06;

          (xxxv) in the Servicing Certificates for the first and second Payment Dates, the number and Cut-off Date Asset Balance of Mortgage Loans for which the Mortgage Loan File was not delivered to the Indenture Trustee within 30 days of the Closing Date;

          (xxxvi) the number and aggregate Asset Balances of Mortgage Loans as to which the Minimum Monthly Payment is delinquent for 180 or more days;

          (xxxvii) the number and aggregate Asset Balances of Mortgage Loans that are in foreclosure;

          (xxxviii)the number and aggregate Asset Balances of Mortgage Loans for which the Master Servicer has received a written notice of the filing of bankruptcy or insolvency proceedings with respect to the mortgagor; and

          (xxxix) the sum of the Asset Balances for the three largest outstanding Mortgage Loans.

     The Indenture Trustee and the Owner Trustee shall conclusively rely on the information contained in a Servicing Certificate for purposes of making distributions pursuant to Section 8.03 of the Indenture or distributions on the Transferor Certificates, shall have no duty to inquire into this information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Master Servicer, the Indenture Trustee and the Credit Enhancer. The Master Servicer shall give notice of any changes to the Rating Agencies.

     Section 4.02. Acknowledgement and Cooperation.

     The Depositor, the Master Servicer, and the Indenture Trustee acknowledge that without the need for any further action on the part of the Credit Enhancer, the Depositor, the Master Servicer, the Indenture Trustee, or the Note Registrar (a) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest or other amounts on any Notes to the Holders of the Notes or the Credit Enhancer, as applicable, will be fully subrogated to the rights of these Holders to receive the principal and interest from the Trust and (b) the Credit Enhancer shall be paid the principal and interest or other amounts but only from the sources and in the manner provided in this Agreement for the payment of the principal and interest or other amounts. The Indenture Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement and the Indenture without limiting the rights or affecting the interests of the Holders as otherwise stated in this Agreement and the Indenture.

     Section 4.03. Optional Advances of the Master Servicer.

     The Master Servicer, in its sole discretion, may advance the interest component of any delinquent Minimum Monthly Payment (or any portion of it) by depositing the amount into the Collection Account by the related Determination Date.

     Section 4.04. Statements to Noteholders.

     Concurrently with each payment to Noteholders, the Master Servicer shall deliver to the Indenture Trustee the data necessary to prepare a statement (the "Monthly Statement") for each Payment Date with the following information:

          (i) the Investor Floating Allocation Percentage for the preceding Collection Period;

          (ii) the aggregate amount to be paid to Noteholders;

          (iii) the amount of Note Interest in the payment and the Note Rate;

          (iv) the amount of any Unpaid Investor Interest Shortfall in the payment;

          (v) the amount of the remaining Unpaid Investor Interest Shortfall after giving effect to the payment;

          (vi) the amount of principal in the payment, separately stating its components;

          (vii) the amount of the reimbursement of previous Investor Loss Amounts in the payment;

          (viii) the amount of the aggregate of unreimbursed Investor Loss Reduction Amounts after giving effect to the payment;

          (ix) the amount of any Basis Risk Carryforward in the payment;

          (x) the amount of the remaining Basis Risk Carryforward after giving effect to the payment;

          (xi) the Servicing Fee for the Payment Date;

          (xii) the Note Principal Balance and the factor to seven decimal places obtained by dividing the Note Principal Balance for the Payment Date by the Original Note Principal Balance after giving effect to the payment;

          (xiii) the Loan Balance as of the end of the preceding Collection Period;

          (xiv) any Credit Enhancement Draw Amount;

          (xv) the number and aggregate Asset Balances of Mortgage Loans as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, and 90 or more days, respectively, as of the end of the preceding Collection Period;

          (xvi) the book value (within the meaning of 12 C.F.R. ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xvii) the amount of any optional advances pursuant to Section 4.03 by the Master Servicer included in the payment on the Payment Date and the aggregate amount of optional advances pursuant to Section 4.03 by the Master Servicer outstanding as of the close of business on the Payment Date;

          (xviii) the Note Rate for the Payment Date;

          (xix) the number and principal balances of any Mortgage Loans retransferred to the Transferor pursuant to each of Section 2.04 and
     Section 2.06;

          (xx) the amount of Subordinated Transferor Collections included in the payment;

          (xxi) the amount of Overcollateralization Step-Down Amount included in the payment;

          (xxii) the Available Transferor Subordinated Amount for the Payment Date; and

          (xxiii) for the first Payment Date, the number and Cut-off- Date Asset Balance of Mortgage Loans for which the Mortgage Loan File was not delivered to the Indenture Trustee within 30 days of the Closing Date.

     The amounts furnished pursuant to clauses (ii), (iii) (for Note Interest), (iv), (v), (vi), (vii), and (viii) above shall be expressed as a dollar amount per $1,000 increment of Notes.

     If the Monthly Statement is not accessible to any of the Noteholders, the Master Servicer, the Credit Enhancer, or either Rating Agency on the Indenture Trustee's internet website, the Indenture Trustee shall forward a hard copy of it to each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency immediately after the Indenture Trustee becomes aware that the Monthly Statement is not accessible to any of them via the Indenture Trustee's internet website. The address of the Indenture Trustee's internet website where the Monthly Statement will be accessible is https://www.jpmorgan.com/sfr. Assistance in using the Indenture Trustee's internet website may be obtained by calling the Indenture Trustee's customer service desk at (877) 722-1095. The Indenture Trustee shall notify each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency in writing of any change in the address or means of access to the internet website where the Monthly Statement is accessible.

     Within 60 days after the end of each calendar year, the Master Servicer shall prepare and forward to the Indenture Trustee the information in clauses
(iii) and (vi) above aggregated for the calendar year. This requirement of the Master Servicer shall be satisfied if substantially comparable information is provided by the Master Servicer or a Paying Agent pursuant to any requirements of the Code.

     The Indenture Trustee shall prepare (in a manner consistent with the treatment of the Notes as indebtedness of the Transferor, or as may be otherwise required by Section 3.14) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders for payments by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute such forms as required by law.

                                  ARTICLE V

              THE MASTER SERVICER, THE SPONSOR, AND THE DEPOSITOR

     Section 5.01. Liability of the Sponsor, the Master Servicer, and the Depositor.

     The Sponsor, the Depositor, and the Master Servicer shall be liable only for their express agreements under this Agreement.

     Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer or the Depositor.

     Any corporation into which the Master Servicer or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Master Servicer or the Depositor is a party, or any corporation succeeding to the business of the Master Servicer or the Depositor, shall be the successor of the Master Servicer or the Depositor, as the case may be, under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, notwithstanding anything in this Agreement to the contrary.

     Section 5.03. Limitation on Liability of the Master Servicer and Others.

     Neither the Master Servicer nor any of its directors, officers, employees, or agents is liable to the Trust, the Owner Trustee, the Transferor, or the Noteholders for the Master Servicer's taking any action or refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment. This provision shall not protect the Master Servicer or any of its directors, officers, employees, or agents against any liability that would otherwise be imposed for misfeasance, bad faith, or gross negligence in the performance of the duties of the Master Servicer or for reckless disregard of the obligations of the Master Servicer. The Master Servicer and any of its directors, officers, employees, or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any person about anything arising under this Agreement.

     The Master Servicer and each of its directors, officers, employees, and agents shall be indemnified by the Trust and held harmless against any loss, liability, or expense incurred in connection with any legal action relating to this Agreement, the Transferor Certificates, or the Notes, other than any loss, liability, or expense related to any specific Mortgage Loan that is otherwise not reimbursable pursuant to this Agreement and any loss, liability, or expense incurred due to its willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement or due to its reckless disregard of its obligations under this Agreement.

     The Master Servicer need not appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability. The Master Servicer may in its sole discretion undertake any action that it deems appropriate with respect to this Agreement and the interests of the Noteholders. If so, the reasonable legal expenses and costs of the action and any resulting liability shall be expenses, costs, and liabilities of the Trust, and the Master Servicer shall only be entitled to be reimbursed pursuant to
Section 8.03(a)(viii) of the Indenture. The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 5.04 or
6.01 with respect to any losses, expenses, costs, or liabilities arising before its resignation or termination (or arising from events that occurred before its resignation or termination).

     Section 5.04. Master Servicer Not to Resign.

     Subject to Section 5.02, the Master Servicer shall not resign as Master Servicer under this Agreement except

          (i) if the performance of its obligations under this Agreement are no longer permissible under applicable law or due to applicable law are in material conflict with any other activities carried on by it or its subsidiaries or Affiliates that are of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or

          (ii) if

               (a) the Master Servicer has proposed a successor Master Servicer to the Indenture Trustee and the proposed successor Master Servicer is reasonably acceptable to the Indenture Trustee;

               (b) each Rating Agency has delivered a letter to the Indenture Trustee before the appointment of the successor Master Servicer stating that the proposed appointment of the successor Master Servicer as Master Servicer under this Agreement will not result in the reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and

               (c) the proposed successor Master Servicer is reasonably acceptable to the Credit Enhancer in its sole discretion, as evidenced by a letter to the Indenture Trustee.

     No resignation by the Master Servicer shall become effective until the Indenture Trustee or successor Master Servicer designated by the Master Servicer has assumed the Master Servicer's obligations under this Agreement or the Indenture Trustee has designated a successor Master Servicer in accordance with Section 6.02. Any resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. Any determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to that effect delivered to the Indenture Trustee and the Credit Enhancer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against the Transferor, any Noteholder, or the Credit Enhancer for any amounts paid by the Master Servicer pursuant to any provision of this Agreement.

     Section 5.05. Delegation of Duties.

     In the ordinary course of business, the Master Servicer may delegate any of its duties under this Agreement at any time to any person who agrees to act in accordance with standards comparable to those with which the Master Servicer complies pursuant to
Section 3.01, including any of its Affiliates or any subservicer referred to in Section 3.01. This delegation shall not relieve the Master Servicer of its obligations under this Agreement and shall not constitute a resignation within the meaning of Section 5.04.

     Section 5.06. Indemnification by the Master Servicer.

     The Master Servicer shall indemnify the Trust, the Owner Trustee, and the Indenture Trustee against any loss, liability, expense, damage, or injury suffered or sustained due to the Master Servicer's actions or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement, including any judgment, award, settlement, reasonable attorneys' fees, and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim. This indemnification is not payable from the assets of the Trust. This indemnity shall run directly to and be enforceable by an injured party subject to any applicable limitations.

     The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement, the Indenture, the Custodial Agreement, the Administration Agreement, the Notes, or the Transferor Certificates, or in connection with the performance of any of the Indenture Trustee's duties thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Indenture Trustee's duties under this Agreement, the Indenture or the Custodial Agreement or by reason of reckless disregard of the Indenture Trustee's obligations and duties hereunder.

     The indemnity provisions of this Section shall survive the termination of this Agreement or the resignation or removal of the Indenture Trustee hereunder.

     Section 5.07. Credit Enhancer's Rights Regarding Actions, Proceedings, or Investigations.

     Until the Notes have been paid in full, all amounts owed to the Credit Enhancer have been paid in full, the Insurance Agreement has terminated, and the Policy has been returned to the Credit Enhancer for cancellation, notwithstanding anything contained in this Agreement or in the other Transaction Documents to the contrary, the Credit Enhancer shall have the right to participate in, to direct the enforcement or defense of, and, at the Credit Enhancer's sole option, to institute or assume the defense of, any action, proceeding, or investigation (other than foreclosure proceedings involving the Mortgage Loans and other actions constituting ordinary servicing activities) that could adversely affect the Collateral, the Issuer, or the rights or obligations of the Credit Enhancer under the Policy or the Transaction Documents, including any insolvency or bankruptcy proceeding in respect of the Master Servicer, the Sponsor, the Depositor, the Issuer, or any affiliate of any of them. Following notice to the Owner Trustee and the Indenture Trustee, the Credit Enhancer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Collateral and the Issuer. All costs and expenses of the Credit Enhancer in connection with such action, proceeding, or investigation, including any judgment or settlement entered into affecting the Credit Enhancer or the Credit Enhancer's interests, shall be included in reimbursement amount owed to the Credit Enhance under Section 8.03(a)(vii) of the Indenture.

                                  ARTICLE VI

                             SERVICING TERMINATION

     Section 6.01. Events of Servicing Termination.

     If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

          (i) any failure by the Master Servicer to deposit in the Collection Account any deposit required to be made under this Agreement or to remit to the Indenture Trustee amounts required to be deposited to the Payment Account that continues unremedied either beyond the relevant Payment Date or for five Business Days (or, if the Master Servicer is permitted to remit collections on a monthly basis pursuant to Section 3.02(b), three Business Days) after the date when notice of the failure has been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Credit Enhancer or Holders of Notes representing not less than 25% of the Outstanding Amount; or

          (ii) failure by the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer in the Notes or in this Agreement that materially and adversely affects the interests of the Noteholders or the Credit Enhancer and continues unremedied for a period of 60 days after the date on which notice of the failure, requiring it to be remedied, and stating that the notice is a "Notice of Default" under this Agreement, has been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Credit Enhancer or the Holders of Notes representing not less than 25% of the Outstanding Amount; or

          (iii) an Insolvency Event occurs with respect to the Master
     Servicer;

then, until the Event of Servicing Termination has been remedied by the Master Servicer, either the Indenture Trustee (with the consent of the Credit Enhancer), the Credit Enhancer, or the Holders of Notes representing not less than 51% of the Outstanding Amount with the consent of the Credit Enhancer by notice then given to the Master Servicer (and to the Indenture Trustee if given by the Credit Enhancer or the Holders of Notes) may terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. This notice to the Master Servicer shall also be given to each Rating Agency and the Credit Enhancer.

     From the receipt by the Master Servicer of the notice, all the rights and obligations of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to this Section; and the Indenture Trustee is authorized to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any documents, and to do anything else appropriate to effect the purposes of the notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the rights and obligations of the Master Servicer under this Agreement, including the transfer to the Indenture Trustee for the administration by it of all cash amounts that are held by the Master Servicer and are to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or are subsequently received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect the succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) on presentation of reasonable documentation of the costs and expenses.

     Notwithstanding the foregoing, a delay in or failure of performance under
Section 6.01(i) for a period of five or more Business Days or under Section 6.01(ii) for a period of 60 or more days, shall not constitute an Event of Servicing Termination if the delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and the delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods, or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Master Servicer shall provide the Indenture Trustee, the Depositor, the Transferor, the Credit Enhancer, and the Noteholders with an Officers' Certificate giving prompt notice of its failure or delay, together with a description of its efforts to perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee of any Events of Servicing Termination.

     In connection with the termination of the Master Servicer if any mortgage is registered on the MERS(R) System, then, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of mortgage in recordable form to transfer all the mortgages registered on the MERS(R) System from MERS to the Indenture Trustee and to execute and deliver any other notices and documents appropriate to effect a transfer of those mortgages or the servicing of the Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file the assignment in the appropriate recording office. The successor Master Servicer shall deliver the assignment to the Indenture Trustee promptly upon receipt of the original with evidence of recording on it or a copy certified by the public recording office in which the assignment was recorded.

     Section 6.02. Indenture Trustee to Act; Appointment of Successor.

     (a) From the time the Master Servicer receives a notice of termination pursuant to Section 6.01 or resigns pursuant to Section 5.04, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions contemplated by this Agreement and shall be subject to all the obligations of the Master Servicer under this Agreement except (i) the obligation to repurchase or substitute for any Mortgage Loan, (ii) with respect to any representation or warranty of the Master Servicer, or (iii) for any act or omission of either a predecessor or successor Master Servicer other than the Indenture Trustee. As its compensation under this Agreement, the Indenture Trustee shall be entitled to the compensation the Master Servicer would have been entitled to under this Agreement if no notice of termination had been given. In addition, the Indenture Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents, and record keeping, as provided in Section 6.01.

     Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable to so act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank, or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer under this Agreement to assume of any obligations of the Master Servicer under this Agreement. The successor Master Servicer must be acceptable to the Credit Enhancer in its sole discretion, as evidenced by the Credit Enhancer's prior consent, as applicable, which consent shall not be unreasonably withheld. The appointment of the successor Master Servicer must not result in the qualification, reduction, or withdrawal of the ratings assigned to the Notes by the Rating Agencies without regard to the Policy.

     Pending appointment of a successor to the Master Servicer, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act as Master Servicer. In connection with this appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Master Servicer would otherwise have received pursuant to Section 3.08 (or any lesser compensation the Indenture Trustee and the successor agree to). The Indenture Trustee and the successor shall take any action, consistent with this Agreement, necessary to effectuate the succession.

     (b) The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer that may have arisen under this Agreement before its termination as Master Servicer (including any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the predecessor Master Servicer of any of its representations or warranties contained in this Agreement. Except for any compensation agreement with the Indenture Trustee, any successor Master Servicer shall be subject to all the terms of this Agreement from the time that it accepts its appointment to the same extent as if it were originally named as Master Servicer.

     Section 6.03. Notification to Noteholders and the Transferor.

     Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article or Section 5.04, the Indenture Trustee shall give prompt notice of it to the Noteholders at their respective addresses appearing in the Note Register, the Transferor, the Credit Enhancer, and each Rating Agency.

                                 ARTICLE VII

                                  TERMINATION

     Section 7.01. Termination.

     (a) The respective obligations and responsibilities of the Sponsor, the Master Servicer, the Depositor, the Trust, and the Indenture Trustee created by this Agreement (other than the obligation of the Master Servicer to send certain notices) shall terminate on the earlier of

          (i) the transfer of all the Mortgage Loans pursuant to Section
     7.01(b),

          (ii) the termination of the Trust Agreement or the Indenture, and

          (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired in foreclosure or by deed in lieu of foreclosure of any Mortgage Loan.

     Upon termination in accordance with this Section, the Indenture Trustee shall execute any documents and instruments of transfer presented by the Transferor, in each case without recourse, representation, or warranty, and take any other actions the Transferor reasonably requests to effect the transfer of the Mortgage Loans to the Transferor. Notwithstanding the termination of this Agreement, the Master Servicer shall comply with this Agreement in winding up activities under this Agreement after termination if necessary.

     (b) With the consent of the Credit Enhancer the Transferor may effect the transfer of all the Mortgage Loans at their termination purchase price on any Payment Date from the Payment Date immediately before which the aggregate Note Principal Balance is less than or equal to 10% of the Original Note Principal Balance and require the Issuer to redeem the Notes pursuant to Section 10.01 of the Indenture with the proceeds. If the Transferor does not effect this transfer, the Credit Enhancer, with the prior consent of the Transferor (which consent will not be unreasonably withheld), may elect to purchase all the Mortgage Loans at their termination purchase price and require the Issuer to redeem the Notes pursuant to Section 10.01 of the Indenture with the proceeds. The termination purchase price is the sum of:

          (i) the aggregate Note Principal Balance,

          (ii) accrued aggregate Note Interest through the day preceding the final Payment Date, and

          (iii) interest accrued on any aggregate Unpaid Investor Interest Shortfall, to the extent legally permissible.

     (c) The Transferor or the Credit Enhancer, as applicable, must notify the Issuer, the Credit Enhancer, the Trust, and the Indenture Trustee of any election to effect the transfer of the Mortgage Loans pursuant to Section 7.01(b) no later than the first day of the month before the month in which the transfer is to occur. The proceeds from the purchase of the Mortgage Loans, for purposes of payments on the Notes, shall be considered to have been received in the Collection Period before the Collection Period in which the Payment Date on which the purchase takes place occurs.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment.

     This Agreement may be amended from time to time by the Sponsor, the Master Servicer, the Depositor, the Owner Trustee, and the Indenture Trustee, if the Rating Agency Condition is satisfied (in connection with which the consent of the Credit Enhancer shall not be unreasonably withheld). However, no amendment that significantly changes the permitted activities of the Trust may be promulgated without the consent of a majority of the aggregate Outstanding Amount of the Notes. For this purpose no Notes owned by the Sponsor or any of its affiliates may vote, nor shall their Notes be considered outstanding. This Agreement may also be amended from time to time by the Sponsor, the Master Servicer, the Depositor, the Owner Trustee, and the Indenture Trustee, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld) and Holders of not less than 662/3% of the aggregate Outstanding Amount of the Notes.

     The Indenture Trustee may enter into any amendment of this Agreement as to which the Rating Agency Condition is satisfied, and when so requested by an Issuer Request, the Indenture Trustee shall enter into any amendment of this Agreement

          (i) that does not impose further obligations or liabilities on the Indenture Trustee, and

          (ii) as to which either the Rating Agency Condition is satisfied or Holders of not less than 662/3% of the aggregate Outstanding Amount of Notes and the Credit Enhancer have consented.

     Following the execution and delivery of any amendment to this Agreement or to the Policy to which the Credit Enhancer was required to consent, either the Transferor, if the Transferor requested the amendment, or the Master Servicer, if the Master Servicer requested the amendment, shall reimburse the Credit Enhancer for the reasonable out-of-pocket costs and expenses incurred by them in connection with the amendment.

     Before the execution of the amendment, the party to this Agreement requesting the amendment shall notify each Rating Agency of the substance of the amendment. The Indenture Trustee shall deliver fully executed original counterparts of the instruments effecting the amendment to the Credit Enhancer.

     Section 8.02. Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

     Section 8.03. Notices.

     All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

          if to the Trust at:

               CWABS Revolving Home Equity Loan Trust, Series 2004-I Wilmington Trust Company, as Owner Trustee
               Rodney Square North
               1100 North Market Street
               Wilmington, DE 19890-0001
               Attention: Corporate Trust Administration
               Telecopy: 302-651-8882

          if to the Depositor at:

               CWABS, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attention: Legal Department
               Telecopy: (818) 225-8882

          if to the Master Servicer at:

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attention: Legal Department,
               Telecopy: (818) 225-4028

          if to the Indenture Trustee at:

               the Corporate Trust Office
               Telecopy: 312-336-8840

          if to the Credit Enhancer at:

               MBIA Insurance Corporation
               113 King Street
               Armonk, New York 10504
               Attention: Insured Portfolio Management-Structured Finance
                          ("IPM-SF") (CWABS Revolving Home Equity Loan Trust, Series 2004-I)
               Telecopy: (914) 765-3810
               Confirmation: (914) 273-4545

          if to Moody's at:

               Residential Loan Monitoring Group, 4th Floor
               99 Church Street
               New York, New York 10007
          and if to Standard & Poor's at:

               55 Water Street
               New York, New York 10041

     Whenever a notice or other communication to the Credit Enhancer refers to an Event of Servicing Termination or with respect to which failure on the part of the Credit Enhancer to respond would constitute consent or acceptance, then a copy of the notice or other communication shall also be sent to the attention of the General Counsel of the Credit Enhancer and shall be marked to indicate "URGENT MATERIAL ENCLOSED."

     Section 8.04. Severability of Provisions.

     Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

     Section 8.05. Assignment.

     Except as provided in Sections 5.02 and 5.04, this Agreement may not be assigned by the Depositor or the Master Servicer without the prior consent of the Credit Enhancer.

     Section 8.06. Third-Party Beneficiaries.

     This Agreement will be binding on the parties to this Agreement, and inure to the benefit of the parties to this Agreement, the Noteholders, the Transferor, the Note Owners, the Owner Trustee, and the Credit Enhancer and their respective successors and permitted assigns. The Credit Enhancer is a third party beneficiary of this Agreement. No other person will have any rights under this Agreement.

     Section 8.07. Counterparts.

     This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument.

     Section 8.08. Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, the Depositor, the Sponsor and Master Servicer, the Trust, and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.


                                    CWABS, INC.
                                      Depositor



                                    By: /s/ Leon Daniels, Jr.
                                       ----------------------------
                                    Name: Leon Daniels, Jr.
                                    Title: Vice President



                                    COUNTRYWIDE HOME LOANS, INC.
                                      Sponsor and Master Servicer



                                    By: /s/ Leon Daniels, Jr.
                                       ----------------------------
                                    Name: Leon Daniels, Jr.
                                    Title: Senior Vice President



                                    JPMORGAN CHASE BANK
                                      Indenture Trustee



                                    By: /s/ Steven E. Charles
                                       ----------------------------
                                    Name:  Steven E. Charles
                                    Title: Authorized Officer

                                    CWABS REVOLVING HOME EQUITY LOAN TRUST,
                                      SERIES 2004-I

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee



                                    By: /s/ Patricia A. Evans
                                       ----------------------------
                                    Name: Patricia A. Evans
                                    Title: Assistant Vice President

State of CALIFORNIA          )
                             ) ss.:
County of LOS ANGELES        )



     On the 29th day of September, 2004 before me, a notary public in and for the State of California, personally appeared Leon Daniels, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, California; that he is the Vice President of CWABS, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ Glenda J. Daniel
---------------------------
Notary Public


Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

State of CALIFORNIA          )
                             ) ss.:
County of LOS ANGELES        )



     On the 29th day of September, 2004 before me, a notary public in and for the State of California, personally appeared Leon Daniels, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, California; that he is the Senior Vice President of Countrywide Home Loans, Inc., a New York corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ Glenda J. Daniel
---------------------------
Notary Public

Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

State of ILLINOIS          )
                           ) ss.:
County of COOK             )



     On the 29th day of September, 2004 before me, a notary public in and for the State of Illinois, personally appeared Steven E. Charles, known to me who, being by me duly sworn, did depose and say that he resides in Batavia, Illinois; that he is an Authorized Officer of JPMorgan Chase Bank, a New York corporation, one of the parties that executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Julie Hopkins
                                    ------------------------------

OFFICIAL SEAL

Notary Public, State of Illinois
My Commission Expires: March 3, 2007
                       ------------------

State of DELAWARE          )
                           ) ss.:
County of NEW CASTLE       )



     On the 29th day of September, 2004 before me, a notary public in and for the State of Delaware, personally appeared Patricia Evans, known to me who, being by me duly sworn, did depose and say that she resides at Wilmington, Delaware; that she is an Assistant Vice President of Wilmington Trust Company, not in its individual capacity but in its capacity as Owner Trustee of CWABS REVOLVING HOME EQUITY LOAN TRUST, SERIES 2004-I, one of the parties that executed the foregoing instrument; that she signed her name thereto by order of the Board of Directors of said corporation.

                                    /s/ Michele Lauren Centrella
                                    ----------------------------------
                                                         Notary Public
                                    My Commission Expires May 17, 2006

                                                                     Exhibit A

                             MORTGAGE LOAN SCHEDULE
                     [Delivered to Indenture Trustee Only]

                                                                     Exhibit B

                         FORM OF CREDIT LINE AGREEMENT

                                                                     Exhibit C

                       FORM OF LETTER OF REPRESENTATIONS

                                                                     Exhibit D

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

                                                                        [DATE]


JPMorgan Chase Bank
      as Indenture Trustee
4 New York Plaza
6th Floor
New York, New York 10004
Attention: Institutional Trust Services, Countrywide HEL CWABS 2004-I
Attn: Corporate Trust Services Division

       Re:    CWABS, Inc. Revolving Home Equity Loan
              Asset Backed Notes, Series 2004-I
              ---------------------------------

Gentlemen:

     In connection with the administration of the Mortgage Loans held by you as Indenture Trustee under the Sale and Servicing Agreement, dated as of September 29, 2004, among CWABS, Inc. as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWABS Revolving Home Equity Loan Trust, Series 2004-I and you, as Indenture Trustee (the "Agreement"), we hereby request a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:
-------
[MIN No.]
 -------
Reason for requesting file:
--------------------------

   -------------------      1.       Mortgage Loan paid in full. (The Master
                                     Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection
                                     Account pursuant to Section 3.02 of the
                                     Agreement have been so deposited).

   -------------------      2.       Retransfer of Mortgage Loan. (The Master
                                     Servicer hereby certifies that the
                                     Transfer Deposit Amount has been deposited in the Collection Account pursuant to the Agreement).

   -------------------      3.       The Mortgage Loan is being foreclosed.

   -------------------      4.       The Mortgage Loan is being re-financed by
                                     another depository institution. (The
                                     Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section
                                     3.02 of the Agreement have been so
                                     deposited).

   -------------------      5.       Other (Describe).

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Indenture Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred.

     Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                    COUNTRYWIDE HOME LOANS, INC.

                                    By:
                                       --------------------------------
                                       Name:
                                       Title: Servicing Officer

                                                                     Exhibit E

                          STANDARD & POOR'S GLOSSARY


              Standard & Poor's Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based on a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.


---------------------------------------------------------------------------------------------------------
                            Standard & Poor's High-Cost Loan Categorization
---------------------------------------------------------------------------------------------------------
              State/jurisdiction                   Category under applicable anti-predatory lending law
---------------------------------------------------------------------------------------------------------
Arkansas                                          High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Cleveland Heights, Ohio                           Covered Loan
---------------------------------------------------------------------------------------------------------
Colorado                                          Covered Loan
---------------------------------------------------------------------------------------------------------
Connecticut                                       High Cost Home Loan
---------------------------------------------------------------------------------------------------------
District of Columbia                              Covered Loan
---------------------------------------------------------------------------------------------------------
Florida                                           High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Georgia as amended (March 7, 2003 - current)      High Cost Home Loan
---------------------------------------------------------------------------------------------------------
HOEPA Section 32                                  High Cost Loan
---------------------------------------------------------------------------------------------------------
Illinois                                          High Risk Home Loan
---------------------------------------------------------------------------------------------------------
Kansas                                            High Loan-to-Value Consumer Loans and High APR
                                                  Consumer Loans
---------------------------------------------------------------------------------------------------------
Kentucky                                          High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Los Angeles, Calif.                               High Cost Refinance Home Loan
---------------------------------------------------------------------------------------------------------
Maine                                             High Rate High Fee mortgage
---------------------------------------------------------------------------------------------------------
Massachusetts                                     High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Nevada                                            Home Loan
---------------------------------------------------------------------------------------------------------
New Jersey                                        High Cost Home Loan
---------------------------------------------------------------------------------------------------------
New York                                          High Cost Home Loan
---------------------------------------------------------------------------------------------------------
New Mexico                                        High Cost Home Loan
---------------------------------------------------------------------------------------------------------
North Carolina                                    High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   High Cost Home Loan
---------------------------------------------------------------------------------------------------------
Ohio                                              Covered Loan
---------------------------------------------------------------------------------------------------------
Oklahoma                                          Subsection 10 Mortgage
---------------------------------------------------------------------------------------------------------
South Carolina                                    High Cost Home Loan
---------------------------------------------------------------------------------------------------------
West Virginia                                     West Virginia Mortgage Loan Act Loan
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                             Standard & Poor's Covered Loan Categorization
---------------------------------------------------------------------------------------------------------
               State/jurisdiction                  Category under applicable anti-predatory lending law
---------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            Covered Loan
---------------------------------------------------------------------------------------------------------
New Jersey                                        Covered Home Loan
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                               Standard & Poor's Home Loan Categorization
---------------------------------------------------------------------------------------------------------
               State/jurisdiction                  Category under applicable anti-predatory lending law
---------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002- March 6, 2003)             Home Loan
---------------------------------------------------------------------------------------------------------
New Jersey                                        Home Loan
---------------------------------------------------------------------------------------------------------
New Mexico                                        Home Loan
---------------------------------------------------------------------------------------------------------
North Carolina                                    Consumer Home Loan
---------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   Home Loan
---------------------------------------------------------------------------------------------------------
South Carolina                                    Consumer Home Loan
---------------------------------------------------------------------------------------------------------


                                                                       Annex 1

                                  DEFINITIONS

     "Affiliate" of any person means any other person controlling, controlled by or under common control with the person. For purposes of this definition, "control" means the power to direct the management and policies of a person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Agreement" means this Sale and Servicing Agreement.

     "Appraised Value" for any Mortgaged Property means the value established by any of the following: (i) with respect to Credit Line Agreements with Credit Limits greater than $100,000, by a full appraisal, (ii) with respect to Credit Line Agreements with Credit Limits equal to or less than $100,000, by either a drive by inspection or electronic appraisal of the Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by the Mortgaged Property, and (iii) with respect to any Mortgage Loan as to which the Servicer consents to a new senior lien pursuant to Section 3.01(a), in compliance with the underwriting criteria then in effect in connection with the application for the related senior mortgage loan.

     "Collection Account" means the Eligible Account or Eligible Accounts created and maintained for the benefit of the Noteholders, the Transferor, and the Credit Enhancer pursuant to Section 3.02(b).

     "Combined Loan-to-Value Ratio" for any Mortgage Loan as of any date means a fraction

          o whose numerator is the sum of (i) the Credit Limit and (ii) the outstanding principal balance as of the date of execution of the related original Credit Line Agreement (or any subsequent date as of which the outstanding principal balance may be determined in connection with an increase in the Credit Limit for the Mortgage Loan) of any mortgage loans that are senior or equal in priority to the Mortgage Loan and that is secured by the same Mortgaged Property and

          o whose denominator is the Valuation of the related Mortgaged
     Property.

     "Credit Limit Utilization Rate" for any Mortgage Loan means a fraction whose numerator is the Cut-off Date Asset Balance for the Mortgage Loan and whose denominator is the related Credit Limit.

     "Cut-off Date Loan Balance" means the Loan Balance calculated as of the Cut-off Date.

     "Defective Mortgage Loan" means a Mortgage Loan subject to retransfer pursuant to Section 2.02 or 2.04.

     "Delay Delivery Certification" has the meaning given to it in the Custodial Agreement.

     "Depositor" means CWABS, Inc., a Delaware corporation, or its successor in interest.


                                    Ann-1-1

     "Draw" for any Mortgage Loan means an additional borrowing by the mortgagor after the Cut-off Date, in accordance with the related Mortgage Note.

     "Due Date" for any Mortgage Loan means the fifteenth day of the month.

     "Electronic Ledger" means the electronic master record of home equity credit line mortgage loans maintained by the Master Servicer or by the Sponsor, as appropriate.

     "Eligible Substitute Mortgage Loan" means a Mortgage Loan substituted by the Sponsor for a Defective Mortgage Loan that must, on the date of the substitution,

          (i) have an outstanding Asset Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Asset Balance), not 10% more or 10% less than the Transfer Deficiency relating to the Defective Mortgage Loan;

          (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1.000% in excess of the Loan Rate of the Defective Mortgage Loan;

          (iii) have a Loan Rate based on the same Index with adjustments to the Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan;

          (iv) have a FICO score not less than the FICO score of the Defective Mortgage Loan and not more than 50 points higher than the Defective Mortgage Loan;

          (v) have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Gross Margin for the Defective Mortgage Loan;

          (vi) have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan at the time the mortgage was transferred to the Trust;

          (vii) have a remaining term to maturity not more than six months earlier than the remaining term to maturity of the Defective Mortgage Loan, not later than the maturity date of the related Notes, and not more than 60 months later than the remaining term to maturity of the Defective Mortgage Loan;

          (viii) comply with each representation and warranty in Section 2.04 (to be made as of the date of substitution); and

          (ix) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.

More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if the Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and the substitution is approved in advance by the Credit Enhancer.

     "Event of Servicing Termination" has the meaning given to it in Section
6.01.


                                   Ann-1-2

     "Excess Spread Percentage" has the meaning given to it in the Insurance Agreement.

     "FDIC" means the Federal Deposit Insurance Corporation or any successor to it.

     "Foreclosure Profit" on a Liquidated Mortgage Loan means the amount by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Asset Balance (plus accrued and unpaid interest on it at the applicable Loan Rate from the date interest was last paid to the end of the Collection Period during which the Mortgage Loan became a Liquidated Mortgage
Loan) of the Liquidated Mortgage Loan immediately before the final recovery of its Liquidation Proceeds.

     "Gross Margin" for any Mortgage Loan means the percentage shown as the "Gross Margin" for the Mortgage Loan on Exhibit A to the Sale and Servicing Agreement.

     "Increased Senior Lien Limitation" has the meaning given to it in Section 3.01(a).

     "Indenture" means the indenture of even date with this Agreement between the Trust and the Indenture Trustee.

     "Indenture Trustee Fee" means a fee that is separately agreed to between the Master Servicer and the Indenture Trustee.

     "Indenture Trustee Fee Rate" means the per annum rate at which the Indenture Trustee Fee is calculated.

     "Index" for each Interest Rate Adjustment Date for a Mortgage Loan means the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the first business day of the calendar month.

     "Insurance Proceeds" means proceeds paid by any insurer (other than the Credit Enhancer under the Policy) pursuant to any insurance policy covering a Mortgage Loan net of any amount (i) covering any expenses of the Master Servicer in connection with obtaining the proceeds, (ii) applied to the restoration or repair of the related Mortgaged Property, (iii) released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, or (iv) required to be paid to any holder of a mortgage senior to the Mortgage Loan.

     "Interest Rate Adjustment Date" for each Mortgage Loan means any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

     "Lien" means any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right, or interest or other Security Agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the UCC (other than any Financing Statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing except that any assignment pursuant to Section 5.02 is not a Lien.

     "Lifetime Rate Cap" for each Mortgage Loan whose related Mortgage Note provides for a lifetime rate cap means the maximum Loan Rate permitted over the life of the Mortgage


                                   Ann-1-3

Loan under the terms of the related Credit Line Agreement, as shown on the Mortgage Loan Schedule.

     "Liquidated Mortgage Loan" for any Payment Date means any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in this Agreement, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of the Mortgage Loan or the related REO have been recovered.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including amounts advanced to correct defaults on any mortgage loan which is senior to the Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to the Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

     "Liquidation Proceeds" means proceeds (including Insurance Proceeds but not including amounts drawn under the Policy) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

     "Loan Rate Cap" for each Mortgage Loan means the lesser of (i) the Lifetime Rate Cap or (ii) the applicable state usury ceiling.

     "Loan-to-Value Ratio" for any date of determination for any mortgage loan means a fraction whose numerator is the outstanding principal balance of the mortgage loan as of the date of determination and whose denominator is the Valuation of the related Mortgaged Property.

     "Master Servicer" means Countrywide Home Loans, Inc., a New York corporation and any successor to it and any successor under this Agreement.

     "Minimum Monthly Payment" for any Mortgage Loan and any month means the minimum amount required to be paid by the related mortgagor in that month.

     "Net Liquidation Proceeds" for any Liquidated Mortgage Loan means Liquidation Proceeds net of Liquidation Expenses.

     "Officer's Certificate" means a certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sponsor, the Transferor, or the Master Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer.

     "Opinion of Counsel" means a written opinion of counsel acceptable to the Indenture Trustee, who may be in-house counsel for the Depositor, the Sponsor, the Master Servicer, or the Transferor (except that any opinion pursuant to Section 5.04 or relating to taxation must be


                                   Ann-1-4
an opinion of independent outside counsel) and who, in the case of opinions delivered to the Credit Enhancer or the Rating Agency, is reasonably acceptable to it.

     "Purchase Price" with respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.03 or 2.04 or purchased at the option of the Master Servicer pursuant to Section 3.01 or 3.06 means an amount equal to the sum of

          (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase,

          (ii) accrued interest on the Mortgage Loan at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is Countrywide and Countrywide is an affiliate of the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Noteholders, and

          (iii) in the case of any Mortgage Loan required to be purchased by a Seller because of, or that arises out of, a violation of any predatory or abusive lending law with respect to the related Mortgage Loan, any costs and damages incurred by the Trust Fund relating to such violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

     "REO" means a Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

     "Servicing Certificate" means a certificate completed and executed by a Servicing Officer in accordance with Section 4.01.

     "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer on the Closing Date, as the list may be amended from time to time.

     "Sponsor" means Countrywide Home Loans, Inc., a New York corporation and any successor to it.

     "Spread Rate" has the meaning given to it in the Insurance Agreement.

     "Transfer Date" has the meaning given to it in Section 2.06.

     "Transfer Deficiency" means that the Transferor Interest after a retransfer of a Mortgage Loan pursuant to Section 2.02(b) would be less than the sum of (i) the greater of the Minimum Transferor Interest and the Required Transferor Subordinated Amount and (ii) in the case of any Mortgage Loan required to be purchased by a Seller because of, or that arises out of, a violation of any predatory or abusive lending law with respect to the related Mortgage Loan, any costs and damages incurred by the Trust Fund relating to such violation of any predatory or abusive lending law with respect to the related Mortgage Loan.


                                   Ann-1-5

     "Transfer Deposit Amount" has the meaning given to it in Section 2.02(b).

     "Transfer Notice Date" has the meaning given to it in Section 2.06.

     "Valuation" of any Mortgaged Property means the lesser of (i) the Appraised Value of the Mortgaged Property and (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the Mortgaged Property.


                                   Ann-1-6


                The following have the meanings given to them in the Indenture:

Accelerated Principal Payment Amount                   MOM Loan
Additional Balance                                     Moody's
Asset Balance                                          Mortgage File
Assignment of Mortgage                                 Mortgage Loan
Available Transferor Subordinated Amount               Mortgage Loan Schedule
Basis Risk Carryforward                                Mortgage Note
Business Day                                           Mortgaged Property
Closing Date                                           Note
Code                                                   Note Rate
Collection Period                                      Note Interest
Corporate Trust Office                                 Note Principal Balance
Credit Enhancement Draw Amount                         Noteholder or Holder
Credit Enhancer                                        Note Owner
Credit Enhancer Default                                Note Register and Note Registrar
Credit Limit                                           Original Note Principal Balance
Credit Line Agreement                                  Outstanding Amount
Custodial Agreement                                    Paying Agent
Cut-off Date                                           Payment Date
Cut-off Date Asset Balance                             Policy
Determination Date                                     Principal Collections
Eligible Account                                       Purchase Agreement
Eligible Investments                                   Rapid Amortization Event
Guaranteed Principal Payment Amount                    Rating Agency
Indenture Trustee                                      Required Transferor Subordinated
Insolvency Event                                          Amount
Insurance Agreement                                    Responsible Officer
Interest Collections                                   Scheduled Principal Collections
Interest Formula Rate                                     Payment Amount
Interest Period                                        Servicing Fee
Investor Fixed Allocation Percentage                   Standard & Poor's
Investor Floating Allocation Percentage                Transferor
Investor Interest Collections                          Transferor Certificates
Investor Loss Amount                                   Transferor Interest
Investor Loss Reduction Amount                         Transferor Principal Collections
Investor Principal Collections                         Trust
Loan Balance                                           Trust Agreement
Loan Rate                                              UCC
Managed Amortization Period                            Unpaid Investor Interest Shortfall
Maximum Rate                                           Weighted Average Net Loan Rate
MERS
MERS(R) System
MIN
Minimum Transferor Interest


                                          Ann-1-7

                                                                       Annex 2

                                ADOPTION ANNEX

     The items referred to in the representations and warranties in Section 2.04(a) are:

     (xii) 0.90% of the Mortgage Loans being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

     (xvii) As of the Cut-off Date for the Mortgage Loans no more than 3.00% of the Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

     (xviii) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%.

     (xxix) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date for the Mortgage Loans is approximately 295 months. The Loan Rate Caps for the Mortgage Loans range between 6.0% and 24.0% and the weighted average Loan Rate Cap is approximately 17.926%. The Gross Margins for the Mortgage Loans range between -0.75% and 7.0% and the weighted average Gross Margin is approximately 2.204% as of the Cut-off Date for the Mortgage Loans. The Loan Rates on the Mortgage Loans range between 3.0% and 11.25% and the weighted average Loan Rate on the Mortgage Loans is approximately 6.177%.

     (xxxi) No more than 28.18% (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least 71.82% (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected on them.

     (xxxii) The Credit Limits on the Mortgage Loans range between approximately $5,870 and $2,000,000 with an average of approximately $49,725. As of the Cut-off Date for the Mortgage Loans, no Mortgage Loan had a principal balance in excess of approximately $1,991,932 and the average principal balance of the Mortgage Loans is equal to approximately $40,893.

     (xxxiii) Approximately 0% and 100% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are first and second liens, respectively.

     (xxxiv) As of the Closing Date, no more than 0.82% of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

     (xxxix) As of the Cut-off Date (based on the drawn balances), the Mortgage Loans had a weighted average Combined Loan-to-Value Ratio of 87.23%; a range of Combined Loan-to-Value Ratios between 8.6% and 100%; a percentage of primary residences of 95.66%; a weighted average FICO score of 711; a range of FICO scores between 513 and 842; a Weighted Average Net Loan Rate of 5.527%; a range of net Loan Rates between 2.50% and 10.75%; a weighted average original stated term to maturity of 301 months; a range of original term to


                                   Ann 2-1
maturity between 120 months and 360 months; a range of remaining term to maturity between 65 months and 352 months; an average drawn balance of $40,893; a weighted average utilization ratio of 84.12%; 55.92% of the Mortgage Loans have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

     The amount of initial aggregate principal amount of Notes is $2,000,000,000.

     The title of the Collection Account is "JPMorgan Chase Bank, as Indenture Trustee, Collection Account in trust for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 2004-I and MBIA Insurance Corporation."

     The date on which the Master Servicer delivers the Officer's Certificate in each year is March 31, and the first Officer's Certificate pursuant to
Section 3.09 is March 31, 2005.

     The date on which the Master Servicer delivers the annual servicing report in each year is March 15, and the first annual servicing report pursuant to Section 3.10 is March 15, 2005.


                                   Ann-2-2